Exhibit 99.2
SUPPLEMENTAL FINANCIAL HIGHLIGHTS
3RD QUARTER 2005
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this press release.
The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2004, which discuss these and other factors that could adversely affect the company’s results.

Colonial Properties Trust
TABLE OF CONTENTS

Overview and Contact Information	3
1. Quarterly Earnings Announcement and Financial Statements	4
2. Corporate Summary and Trends
EPS and FFO Reconciliation	8
Dividend Summary/Shares & Units	9
Segment Data Summary (Divisional NOI)	9
Segment Data & Reconciliation (Divisional NOI)	10
Divisional NOI Breakout: By Sector & Market	13
EBITDA Reconciliation	14
Supplemental Data	14
Coverage Ratios	15
Investment Activities	16
Capital Expenditures, Tenant Improvements & Leasing Commissions	17
Debt Summary/Total Market Capitalization	18
Current Development Pipeline	19
Property Acquisition & Disposition Detail	20
Unconsolidated Partnerships Summary	22
3. Equity Issues: Common & Preferred	23
4. Debt Summary	28
5. Multifamily Division Summary
Divisional NOI	33
Operational Statistics	34
Occupancy Schedule	36
6. Office Division Summary
Divisional NOI	42
Operational Statistics	43
Lease Expiration/Tenant Concentration	44
Leasing Execution	45
Occupancy Schedule	46
7. Retail Division Summary
Divisional NOI	50
Operational Statistics	51
Tenant Performance	53
Capex/Lease Expiration/Tenant Concentration	54
Leasing Execution	55
Occupancy Schedule	57
8. Market Demographics	60
9. Glossary of Terms	61

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) headquartered in Birmingham, Alabama. The Company is a self-administered and self-managed REIT with fully-integrated real estate activities including development of new properties, acquisition of existing properties, build-to-suit development, and the provision of management, leasing and brokerage services for income-producing real estate.
The Company’s initial public offering was in September, 1993. The solid performance Colonial Properties Trust has achieved is a direct result of the Company’s business strategy, the Colonial Star Strategy. Under its Colonial Star Strategy, the Company operates a diversified portfolio of multifamily, office and retail properties in select markets in the Sunbelt region of the United States. Colonial Properties Trust focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.
COLONIAL STAR STRATEGY

Achieve Consistent Long-term Performance through:
- Diversified Property Portfolio
- Investment in High Growth Sunbelt Cities
- Operating Excellence
- Mixed Use Investment
- Acquisitions/Development/Dispositions
- TRS Activities / For Sale Developments
- Balance Sheet Management
CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Barbara Pooley
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	704-643-7973	704-552-8538 — fax
205-250-8700	800-645-3917
205-250-8890 — fax	bpooley@colonialprop.com

www.colonialprop.com	To receive an Investor Package, please contact:
704-643-7970
TRANSFER AGENT

Computershare	The Company’s Transfer Agent manages share certificate
P.O. Box 43010	transactions including transfers, sales, dividend reinvestment
Providence, RI 02940-3010	and optional cash investment transactions.
Investor Relations: 800-730-6001
www.computershare.com
EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
Citigroup Smith Barney	Jon Litt / Jordan Sadler	212-816-0231 /212-816-0438
Green Street Advisors	John Arabia / Michael Chong	949-640-8780
Legg Mason	Rod Petrick / Tamara Fique	410-454-4131 /410-454-5873
Harris Nesbitt Research	Rich Anderson	646-346-7077
Merrill Lynch	Bill Acheson	212-449-0035
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wachovia Securities	Steve Swett	212-909-0954
GUIDANCE

	FYE 2005 Range		4Q 2005 Range		FYE 2006 Range

Fully Diluted Earnings per Share	$5.14	$5.28	$1.82	$1.90	$1.43	$1.95
Plus: Real Estate Depreciation & Amortization	3.96	3.96	0.77	0.77	3.20	3.20
Less: Gain on Sale of Assets	(5.50)	(5.58)	(1.66)	(1.68)	(0.85)	(1.25)

Fully Diluted Funds from Operations per Share	$3.60	$3.66	$0.93	$0.99	$3.78	$3.90

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2005
BALANCE SHEET

	As of	As of
($ in 000s)	9/30/2005	12/31/2004

ASSETS
Real Estate Assets
Operating Properties	$4,113,120	$2,696,304
Undeveloped Land & Construction in Progress	181,784	158,954

Total Real Estate, before Depreciation	4,294,904	2,855,258

Less: Accumulated Depreciation	(489,422)	(437,635)
Real Estate Assets Held for Sale, net	484,822	167,712

Net Real Estate Assets	4,290,304	2,585,335

Cash and Equivalents	69,250	10,725
Restricted Cash	7,103	2,333
Accounts Receivable, net	23,995	20,642
Notes Receivable	31,628	906
Prepaid Expenses	18,319	11,238
Deferred Debt and Lease Costs	50,880	36,750
Investment in Unconsolidated Subsidiaries	142,653	65,472
Other Assets	125,376	67,942

Total Assets	$4,759,508	$2,801,343

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$337,413	$239,970
Notes and Mortgages Payable	2,318,667	1,615,817
Mortages Payable Related to Real Estate Assets Held for Sale	168,966	—

Total Long-Term Liabilities	2,825,046	1,855,787

Other Liabilities	144,639	74,548

Total Liabilities	2,969,685	1,930,335

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	7,378	1,389

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000
Series E 7 5/8%, Preferred Shares	133,159	—

Total Preferred Shares and Units, at Liquidation Value	408,159	275,000

Common Equity, including Minority Interest in Operating Partnership	1,374,286	594,619

Total Equity, including Minority Interest	1,789,823	871,008

Total Liabilities and Equity	$4,759,508	$2,801,343

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	9/30/2005	12/31/2004

Basic
Shares	44,507	27,599
Operating Partnership Units (OP Units)	10,873	10,373

Total Shares & OP Units	55,380	37,972

Dilutive Common Share Equivalents	—	341

Diluted
Shares	44,507	27,940
Total Shares & OP Units	55,380	38,313

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2005
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
($ in 000s, except per share data)	9/30/2005	9/30/2004		9/30/2005	9/30/2004

Revenue
Minimum Rent	$114,814	$66,045	73.8%	$296,308	$184,293	60.8%
Percentage Rent	510	534	-4.5%	1,540	1,376	11.9%
Tenant Recoveries	9,692	7,784	24.5%	27,254	21,598	26.2%
Other Property Related Revenue	8,400	4,811	74.6%	20,407	12,475	63.6%
Other Non-Property Related Revenue	3,331	1,674	99.0%	10,483	3,882	170.0%

Total Revenue	136,747	80,848	69.1%	355,992	223,624	59.2%

Operating Expenses
Property Operating Expenses:
General Operating Expenses	11,982	6,318	89.6%	28,703	16,909	69.7%
Salaries and Benefits	9,053	4,007	125.9%	21,651	10,875	99.1%
Repairs and Maintenance	11,986	7,443	61.0%	31,344	20,774	50.9%
Taxes, Licenses, and Insurance	14,607	7,948	83.8%	38,057	21,373	78.1%

Total Property Operating Expenses	47,628	25,716	85.2%	119,755	69,931	71.2%

General and Administrative	11,179	6,992	59.9%	30,543	18,209	67.7%
Depreciation	36,726	20,798	76.6%	94,557	56,496	67.4%
Amortization	22,894	3,321	589.4%	51,391	8,105	534.1%

Total Operating Expenses	118,427	56,827	108.4%	296,246	152,741	94.0%

Income from Operations	18,320	24,021	-23.7%	59,746	70,883	-15.7%

Other Income (Expense)
Interest Expense	(32,808)	(20,023)	63.9%	(89,231)	(51,995)	71.6%
Interest Income	1,694	311	444.7%	2,688	820	227.8%
Income from Investments	221	272	-18.8%	1,100	700	57.1%
Gain (Loss) on Hedging Activities	75	62	21.0%	497	142	250.0%
Gain on Sale of Property	8,177	902	806.5%	10,795	3,020	257.5%
Other	(777)	(168)	362.5%	(1,613)	(276)	484.4%

Total Other Expense	(23,418)	(18,644)	25.6%	(75,764)	(47,589)	59.2%

Income (Loss) before Minority Interest & Discontinued Operations	(5,098)	5,377	-194.8%	(16,018)	23,294	-168.8%

Minority Interest
Minority Interest of limited partners	(2,993)	(25)	11872.0%	(3,469)	(36)	9536.1%
Minority Interest in CRLP — Preferred	(1,813)	(1,813)	0.0%	(5,438)	(5,680)	-4.3%
Minority Interest in CRLP — Common	3,401	42	7997.6%	9,544	(1,828)	-622.1%

Total Minority Interest	(1,405)	(1,796)	-21.8%	637	(7,544)	-108.4%

Income (Loss) from Continuing Operations	(6,503)	3,581	-281.6%	(15,381)	15,750	-197.7%

Discontinued Operations
Income from Discontinued Operations	3,007	5,437	-44.7%	15,735	16,546	-4.9%
Gain (Loss) on Disposal of Discontinued Operations	66,262	1,563	4139.4%	184,337	11,301	1531.2%
Minority Interest in Discontinued Operations	(14,602)	(1,926)	658.2%	(46,477)	(7,720)	502.0%

Income from Discontinued Operations	54,667	5,074	977.4%	153,595	20,127	663.1%

Net Income	48,164	8,655	456.5%	138,214	35,877	285.2%

Dividends to Preferred Shareholders	(6,232)	(3,695)	68.7%	(16,159)	(11,086)	45.8%

Net Income Available to Common Shareholders	$41,932	$4,960	745.4%	$122,055	$24,791	392.3%

Earnings per Share — Basic
Continuing Operations	$(0.32)	$—	0.0%	$(0.88)	$0.17	-617.6%
Discontinued Operations	1.36	0.18	655.6%	4.29	0.75	472.0%

EPS — Basic	$1.04	$0.18	477.8%	$3.41	$0.92	270.7%

Earnings per Share — Diluted
Continuing Operations	$(0.32)	$—	0.0%	$(0.88)	$0.17	-617.6%
Discontinued Operations	1.36	0.18	655.6%	4.29	0.74	479.7%

EPS — Diluted	$1.04	$0.18	477.8%	$3.41	$0.91	274.7%

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2005
THIRD QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended			Nine Months Ended
($ in 000s, except per share data)	9/30/2005	9/30/2004		9/30/2005	9/30/2004

Net Income Available to Common Shareholders	$41,932	$4,960	745.4%	$122,055	$24,791	392.3%
Minority Interest in CRLP (Operating Ptr Unitholders)	11,201	1,884	494.5%	36,933	9,548	286.8%
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	2,880	—		2,880	—

Total	56,013	6,844	718.4%	161,868	34,339	371.4%

Adjustments — Consolidated Properties
Depreciation — Real Estate	37,029	23,911	54.9%	96,914	66,193	46.4%
Amortization — Real Estate	22,152	2,467	797.9%	50,460	5,664	790.9%
Remove: Gain/(Loss) on Sale of Property, net of Income Tax	(72,183)	(2,446)	2851.1%	(190,043)	(13,623)	1295.0%
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Minority Interest	2,934	791	270.9%	5,059	2,232	126.7%

Total Adjustments — Consolidated	(10,068)	24,723	-140.7%	(37,610)	60,466	-162.2%

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	1,278	955	33.8%	3,674	2,914	26.1%
Amortization — Real Estate	1	46	-97.8%	4	82	-95.1%
Remove: Gain/(Loss) on Sale of Property	115	1	11400.0%	(2,319)	(144)	1510.4%
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—	0.0%	—	—	0.0%

Total Adjustments — Unconsolidated	1,394	1,002	39.1%	1,359	2,852	-52.3%

Funds from Operations	$47,339	$32,569	45.3%	$125,617	$97,657	28.6%

FFO per Share
Basic	$0.93	$0.87	6.8%	$2.70	$2.61	3.3%
Diluted	$0.93	$0.86	7.8%	$2.70	$2.59	4.2%
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
THIRD QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended			Nine Months Ended
(shares and units in 000s)	9/30/2005	9/30/2004		9/30/2005	9/30/2004

Basic
Shares	40,289	27,252	47.8%	35,837	27,005	32.7%
Operating Partnership Units (OP Units)	10,872	10,345	5.1%	10,695	10,354	3.3%

Total Shares & OP Units	51,161	37,597	36.1%	46,532	37,359	24.6%

Dilutive Common Share Equivalents	—	363	-100.0%	—	345	-100.0%

Diluted (1)
Shares	40,289	27,615	45.9%	35,837	27,350	31.0%
Total Shares & OP Units	51,161	37,960	34.8%	46,532	37,704	23.4%

Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2005
THIRD QUARTER SEGMENT DATA & RECONCILIATION

	Three Months Ended			Nine Months Ended
	9/30/2005	9/30/2004		9/30/2005	9/30/2004

Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	$13,703	$12,824	6.9%	$40,635	$38,020	6.9%
Office	17,431	17,427	0.0%	50,234	50,862	-1.2%
Retail	17,750	17,133	3.6%	53,325	51,975	2.6%

Total Same-Property	48,884	47,384	3.2%	144,194	140,857	2.4%
Less: Unconsolidated Assets	(880)	(892)		(2,676)	(2,503)

Same-Property NOI, Consolidated	48,004	46,492		141,518	138,354

Divisional Non Same-Property NOI
Multifamily	33,710	6,185		77,737	14,886
Office	5,829	445		10,818	1,280
Retail	7,744	12,268		31,964	31,370

Total Non-Same Property	47,283	18,898		120,519	47,536
Less: Unconsolidated Assets	(2,357)	(1,714)		(6,610)	(4,690)

Non Same-Property NOI, Consolidated	44,926	17,184		113,909	42,846

Divisional Total NOI
Multifamily	47,413	19,009	149.4%	118,372	52,906	123.7%
Office	23,260	17,872	30.1%	61,052	52,142	17.1%
Retail	25,494	29,401	-13.3%	85,289	83,345	2.3%

Total Divisional NOI	96,167	66,282	45.1%	264,713	188,393	40.5%
Less: NOI, Unconsolidated	(3,237)	(2,606)		(9,287)	(7,193)
Less: Discontinued Operations	(7,102)	(10,184)		(29,604)	(31,427)
Unallocated Corporate Rev	3,331	1,674		10,483	3,882
Other Revenue (Expense)	(40)	(34)		(68)	38
General & Administrative Expenses	(11,179)	(6,992)		(30,543)	(18,209)
Depreciation	(36,726)	(20,798)		(94,557)	(56,496)
Amortization	(22,894)	(3,321)		(51,391)	(8,105)

Income from Operations, restated for additional discontinued operations	18,320	24,021		59,746	70,883
Total Other Income (Expense)	(23,418)	(18,644)		(75,764)	(47,589)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	(5,098)	5,377		(16,018)	23,294

Add: Discontinued Operations Income, post 3Q 2004	—	239		—	874

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	$(5,098)	$5,616		$(16,018)	$24,168

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).
The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05

NET INCOME TO COMMON SHAREHOLDERS

Net Income to Common S/H	$13,389	$6,441	$4,960	$15,047	$39,837	$69,905	$7,823	$41,932		$122,055

Earnings per Share
- Basic	$0.50	$0.24	$0.18	$0.55	$1.47	$2.51	$0.20	$1.04		$3.41
growth	-3.5%	48.6%	-30.0%	48.6%	-50.4%	402.0%	-15.9%	483.3%		270.7%

- Diluted	$0.50	$0.24	$0.18	$0.54	$1.45	$2.51	$0.20	$1.04		$3.41
growth	-4.8%	47.0%	-30.9%	45.9%	-50.0%	402.0%	-15.0%	483.3%		274.7%

FUNDS FROM OPERATIONS RECONCILIATION

Net Income to Common S/H	$13,389	$6,441	$4,960	$15,047	$39,837	$69,905	$7,823	$41,932		$122,055
Minority Int. in CRLP (Cont & Disc)	5,202	2,463	1,884	5,653	15,202	25,974	2,154	11,201		36,933
Minority Int. in Gain/(Loss) on
Sale of Undeprec. Property	—	—	—	—	—	—	—	2,880		2,880

Total	18,591	8,904	6,844	20,700	55,039	95,879	9,977	56,013		161,868

Adjustments — Consolidated
Depreciation — Real Estate	20,728	21,554	23,911	24,466	90,659	25,227	34,658	37,029		96,914
Amortization — Real Estate	1,399	1,797	2,467	3,819	9,482	3,587	24,720	22,152		50,460
’-’:(Gain)/Loss-Sale of Prop, net of Income Tax	(10,117)	(364)	(2,446)	(5,266)	(18,193)	(90,336)	(27,530)	(72,183)		(190,043)
’+’:Gain/(Loss)-Undeprec Prop, net of Inc. Tax and MI	732	668	791	842	3,033	937	1,194	2,934		5,059

Total Adjustments — Cons.	12,742	23,655	24,723	23,861	84,981	(60,585)	33,042	(10,068)		(37,610)

Adjustments — Unconsolidated
Depreciation — Real Estate	1,041	918	955	1,649	4,562	1,173	1,210	1,278		3,674
Amortization — Real Estate	16	20	46	7	89	1	2	1		4
’-’:(Gain)/Loss-Sale of Prop	—	(799)	1	(6,263)	(7,061)	(2,440)	—	115		(2,319)
’+’:Gain/(Loss)-Undeprec Prop	—	—	—	—	—	—	—	—		—

Total Adjustments — Uncons.	1,057	139	1,002	(4,607)	(2,409)	(1,266)	1,212	1,394		1,359

Funds from Operations	$32,390	$32,698	$32,569	$39,954	$137,610	$34,028	$44,231	$47,339		$125,617

FFO Per Share
- Basic	$0.87	$0.87	$0.87	$1.06	$3.67	$0.89	$0.88	$0.93		$2.70
growth	-0.1%	12.5%	3.5%	7.6%	5.9%	1.9%	0.9%	6.8%		3.3%

- Diluted	$0.87	$0.87	$0.86	$1.05	$3.64	$0.89	$0.88	$0.93		$2.70
growth	-0.6%	12.4%	3.3%	7.7%	5.8%	3.0%	1.7%	7.8%		4.2%
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05

DIVIDEND SUMMARY
Price per Share (End of Period)	$40.80	$38.53	$40.22	$39.27		$38.41	$44.00	$44.48
Dividend Per Share	$0.67	$0.67	$0.67	$0.67	$2.680	$0.675	$0.675	$0.675		$2.025
Dividend Yield (End of Period)	6.6%	7.0%	6.7%	6.8%		7.0%	6.1%	6.1%

Payout
Dividend/EPS — Diluted	134.0%	284.8%	373.0%	124.1%	184.8%	26.9%	337.5%	64.9%		59.4%
Dividend/FFO — Diluted	77.4%	77.3%	78.1%	64.0%	73.6%	75.7%	76.7%	73.0%		75.0%

See Funds from Operations Reconciliation on page 8 for a reconcilation of FFO to earnings. Dividend/FFO — Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

SHARES & UNITS
Shares
Basic — Weighted Avg	26,670	27,089	27,252	27,467	27,121	27,824	39,325	40,289		35,837
Diluted — Weighted Avg (1)	27,045	27,382	27,615	27,839	27,462	27,824	39,325	40,289		35,837
Outstanding (End of Period)	26,933	27,191	27,319	27,599		28,007	39,657	44,507

Units
Weighted Avg	10,361	10,358	10,345	10,323	10,347	10,338	10,868	10,872		10,695
Outstanding (End of Period)	10,361	10,345	10,345	10,373		10,296	10,873	10,873

Shares & Units
Basic — Weighted Avg	37,031	37,447	37,597	37,790	37,468	38,162	50,193	51,161		46,532
Diluted — Weighted Avg (1)	37,406	37,740	37,960	38,162	37,809	38,162	50,193	51,161		46,532
Outstanding (End of Period)	37,294	37,536	37,664	37,972		38,303	50,530	55,380

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

SEGMENT DATA SUMMARY *(1)
Same-Property Portfolio *(2)
Divisional Revenues	68,055	68,318	70,083	73,189	279,646	69,049	71,485	72,464		212,998
Divisional Expenses	21,270	21,630	22,699	22,297	87,896	22,329	22,894	23,580		68,803

Divisional NOI	46,785	46,688	47,384	50,893	191,750	46,720	48,591	48,884		144,195

Divisional NOI Margin	68.7%	68.3%	67.6%	69.5%	68.6%	67.7%	68.0%	67.5%		67.7%
growth *(3)	0.3%	-2.1%	2.4%	2.1%	0.7%	-0.2%	3.8%	3.2%		2.4%

Same-Property without Terminations
Lease Terminations	(500)	(186)	(1,100)	(336)	(2,122)	(67)	(1,013)	(754)		(1,835)

Divisional NOI w/o Term	46,285	46,502	46,284	50,557	189,628	46,653	47,578	48,130		142,360

growth w/o terminations	0.6%	1.1%	1.0%	1.7%	1.1%	0.7%	2.2%	4.0%		2.4%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property - Consolidated Properties
NOI from Unconsolidated Assets	(843)	(768)	(892)	(989)	(3,492)	(899)	(898)	(880)		(2,677)

Divisional NOI — Consolidated	45,942	45,920	46,492	49,904	188,258	45,821	47,693	48,004		141,518

growth — consolidated properties	0.1%	-2.3%	2.0%	1.9%	0.4%	-0.3%	3.6%	3.3%		2.3%

Total Portfolio
Divisional Revenues	89,132	91,953	100,003	110,232	391,320	107,812	151,312	152,067		411,191
Divisional Expenses	28,757	30,216	33,721	34,916	127,611	36,201	54,378	55,897		146,476

Divisional NOI	60,374	61,737	66,282	75,316	263,710	71,611	96,934	96,170		264,715

Divisional NOI Margin	67.7%	67.1%	66.3%	68.3%	67.4%	66.4%	64.1%	63.2%		64.4%
growth	3.3%	4.8%	16.8%	19.9%	11.3%	18.6%	57.4%	45.1%		40.5%

Notes:

(1)	See Segment Data and Reconciliation beginning on page 10.

(2)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.

(3)	The 2004 same-property growth reflects performance of the 2004 same-property portfolio.

COLONIAL PROPERTIES TRUST
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SEGMENT DATA & RECONCILIATION

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Revenues

Divisional Same-Property Revenues

Multifamily	20,296	20,703	21,201	21,393	83,593	21,550	22,042	22,469		66,061
Office	23,543	23,465	24,532	24,128	95,668	22,573	24,849	24,823		72,245
Retail	24,216	24,151	24,351	27,667	100,385	24,926	24,593	25,172		74,691

Total Same-Property	68,055	68,319	70,084	73,188	279,646	69,049	71,485	72,464		212,998

Less: Unconsolidated	(1,211)	(1,160)	(1,291)	(1,388)	(5,050)	(1,301)	(1,309)	(1,295)		(3,905)

Same-Prop Rev, Cons.	66,844	67,159	68,793	71,800	274,596	67,748	70,176	71,169		209,093

Divisional Non Same-Property Revenues
Multifamily	6,252	8,013	10,630	14,925	39,820	16,728	58,226	58,464		133,418
Office	485	742	654	1,141	3,022	2,509	5,042	9,487		17,038
Retail	14,340	14,879	18,635	20,977	68,832	19,526	16,560	11,652		47,738

Total Non-Same Property	21,077	23,634	29,919	37,044	111,673	38,763	79,828	79,603		198,194

Less: Unconsolidated	(2,868)	(2,731)	(3,258)	(4,353)	(13,210)	(3,686)	(3,777)	(4,277)		(11,740)

Non Same-Prop Rev, Consolidated	18,209	20,903	26,661	32,691	98,463	35,077	76,051	75,326		186,454

Divisional Total Revenues

Multifamily	26,548	28,716	31,831	36,318	123,413	38,278	80,268	80,933		199,479
Office	24,028	24,206	25,186	25,270	98,690	25,082	29,891	34,310		89,283
Retail	38,556	39,030	42,986	48,644	169,217	44,452	41,153	36,824		122,429

Total Divisional Revenues	89,132	91,953	100,003	110,232	391,320	107,812	151,312	152,067		411,191

Less: Unconsolidated Revenues	(4,079)	(3,891)	(4,549)	(5,741)	(18,260)	(4,987)	(5,086)	(5,572)		(15,645)
Discontinued Operations	(16,488)	(16,049)	(16,280)	(17,554)	(66,371)	(15,710)	(21,248)	(13,079)		(50,037)
Unallocated Corporate Rev	1,096	1,112	1,674	3,439	7,321	3,126	4,026	3,331		10,483

Cons. Rev, adj -’05 Disc Ops	69,661	73,125	80,848	90,376	314,010	90,241	129,004	136,747		355,992

Add: Add’l Disc Ops Rev, post filing	15,987	15,586	5,653	6,160	23,400	1,529	(125)	—		—

Total Consol. Rev, per 10-Q / K	85,648	88,711	86,501	96,536	337,410	91,770	128,879	136,747		355,992

Divisional Revenue is defined as total property revenues, including unconsolidated partnerships and joint ventures.
The Company believes Total Divisional Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Divisional Revenue is an integral component in calculating Divisional NOI which follows.

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SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Expenses

Divisional Same-Property Expenses
Multifamily	7,889	7,913	8,377	8,103	32,282	8,334	8,327	8,766		25,427
Office	6,836	6,736	7,105	7,153	27,830	7,113	7,505	7,392		22,010
Retail	6,545	6,980	7,217	7,041	27,783	6,882	7,061	7,422		21,365

Total Same-Property	21,270	21,629	22,699	22,297	87,895	22,329	22,894	23,580		68,803

Less: Unconsolidated	(368)	(391)	(400)	(399)	(1,558)	(401)	(412)	(415)		(1,228)

Same-Prop Exp, Consolidated	20,902	21,238	22,299	21,898	86,337	21,928	22,482	23,165		67,575

Divisional Non Same-Property Expenses
Multifamily	2,484	3,081	4,445	5,824	15,834	6,882	24,043	24,754		55,679
Office	191	201	208	302	902	708	1,854	3,658		6,220
Retail	4,812	5,305	6,368	6,491	22,976	6,281	5,587	3,908		15,776

Total Non-Same Property	7,487	8,586	11,022	12,617	39,712	13,871	31,484	32,320		77,675

Less: Unconsolidated	(1,318)	(1,332)	(1,528)	(1,899)	(6,077)	(1,509)	(1,645)	(1,840)		(4,994)

Non Same-Prop Exp, Consolidated	6,169	7,254	9,494	10,718	33,635	12,362	29,839	30,480		72,681

Divisional Total Expenses
Multifamily	10,373	10,994	12,822	13,927	48,116	15,216	32,370	33,520		81,106
Office	7,027	6,937	7,313	7,455	28,732	7,821	9,359	11,050		28,230
Retail	11,357	12,285	13,585	13,532	50,759	13,163	12,648	11,330		37,141

Total Divisional Expenses	28,757	30,216	33,721	34,914	127,607	36,201	54,378	55,900		146,476

Less: Unconsolidated Expense	(1,686)	(1,723)	(1,928)	(2,298)	(7,635)	(1,910)	(2,057)	(2,255)		(6,222)
Discontinued Operations	(5,590)	(5,704)	(6,096)	(5,502)	(22,892)	(5,685)	(8,769)	(5,977)		(20,431)
Other Expense	28	22	19	274	343	16	17	(40)		(68)

Total Property Operating Exp	21,509	22,811	25,716	27,388	97,423	28,622	43,569	47,628		119,755
General & Administrative Exp	5,460	5,678	6,992	9,078	27,208	8,401	10,963	11,179		30,543
Depreciation	17,424	18,276	20,798	22,624	79,122	24,083	33,748	36,726		94,557
Amortization	2,234	2,551	3,321	4,800	12,906	4,543	23,954	22,894		51,391

Cons. Exp, adj -’05 Disc Ops	46,627	49,316	56,827	63,890	216,659	65,649	112,234	118,427		296,246

Add: Add’l Disc Ops Exp,post filing	9,063	8,998	9,531	2,834	13,464	562	(906)	—		—

Total Consol. Exp, per 10-Q / K	55,690	58,314	66,358	66,724	230,123	66,211	111,328	118,427		296,246

Divisional Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures.
The Company believes Total Divisional Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Divisional Expense is an integral component in calculating Divisional NOI which follows.

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SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	12,407	12,790	12,824	13,290	51,311	13,216	13,715	13,703		40,635
Office	16,707	16,728	17,427	16,976	67,838	15,460	17,344	17,431		50,234
Retail	17,671	17,171	17,133	20,626	72,601	18,044	17,532	17,750		53,325

Total Same-Property	46,785	46,689	47,384	50,892	191,750	46,719	48,591	48,884		144,194

Less: Unconsolidated	(843)	(769)	(892)	(989)	(3,493)	(899)	(897)	(880)		(2,676)

Same-Prop NOI, Consolidated	45,942	45,920	46,492	49,903	188,257	45,820	47,694	48,004		141,518

Divisional Non Same-Property NOI
Multifamily	3,768	4,932	6,185	9,101	23,986	9,847	34,183	33,710		77,737
Office	294	541	445	839	2,120	1,801	3,187	5,829		10,818
Retail	9,527	9,575	12,268	14,487	45,856	13,246	10,974	7,744		31,964

Total Non-Same Property	13,590	15,048	18,898	24,427	71,962	24,893	48,344	47,283		120,519

Less: Unconsolidated	(1,550)	(1,400)	(1,714)	(2,454)	(7,118)	(2,122)	(2,132)	(2,357)		(6,610)

Non Same-Prop NOI, Consolidated	12,040	13,648	17,184	21,973	64,844	22,771	46,212	44,926		113,909

Divisional Total NOI

Multifamily	16,175	17,722	19,009	22,391	75,297	23,062	47,898	47,413		118,372
Office	17,001	17,269	17,872	17,815	69,957	17,261	20,531	23,260		61,052
Retail	27,198	26,746	29,401	35,113	118,457	31,289	28,505	25,494		85,289

Total Divisional NOI	60,374	61,737	66,282	75,318	263,711	71,612	96,934	96,167		264,713

Less: Unconsolidated NOI	(2,393)	(2,169)	(2,606)	(3,443)	(10,611)	(3,021)	(3,029)	(3,237)		(9,287)
Discontinued Operations	(10,898)	(10,344)	(10,184)	(12,052)	(43,478)	(10,025)	(12,478)	(7,102)		(29,604)
Unallocated Corporate Rev	1,296	1,112	1,674	3,439	7,521	3,126	4,026	3,331		10,483
Other Expense	(28)	(22)	(34)	(274)	(358)	(16)	(17)	(40)		(68)
G&A Expenses	(5,460)	(5,678)	(6,992)	(9,078)	(27,208)	(8,401)	(10,963)	(11,179)		(30,543)
Depreciation	(17,424)	(18,276)	(20,798)	(22,624)	(79,122)	(24,083)	(33,748)	(36,726)		(94,557)
Amortization	(2,234)	(2,551)	(3,321)	(4,800)	(12,906)	(4,543)	(23,954)	(22,894)		(51,391)

Income from Operations	23,233	23,809	24,021	26,486	97,549	24,649	16,771	18,320		59,746
Total Other Income (Expense)	(13,372)	(14,703)	(18,644)	(21,068)	(73,639)	(21,009)	(31,337)	(23,418)		(75,764)

Income from Contin’g Ops *(1)	9,861	9,106	5,377	5,418	23,910	3,640	(14,566)	(5,098)		(16,018)

Disc Ops	6,924	6,588	(3,878)	3,326	13,918	967	781	—
04 & 05 Disc Ops Other Inc(Exp)	(1,984)	(2,115)	(6,886)	—	(4,197)	(1,448)	(2,983)	—

Inc from Cont *(1), per 10-Q / K	14,801	13,579	(5,387)	8,744	33,631	3,159	(16,769)	(5,098)		(16,018)

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees). The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	(28)	33	559	1,068		235	1,850	2,213
Acquisitions	226	1,641	1,563	1,794		1,698	787	1,339

Notes:

(1)	Income from continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

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DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

MULTIFAMILY DIVISIONAL NOI	OFFICE DIVISIONAL NOI

RETAIL DIVISIONAL NOI	TOTAL DIVISIONAL NOI *(1)

Notes:

(1)	See Segment Data and Reconciliation beginning on Page 10.

COLONIAL PROPERTIES TRUST
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EBITDA RECONCILIATION

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Net Income to Common S/H	$13,389	$6,441	$4,960	$15,047	$39,837	$69,905	$7,823	$41,932		$122,055

Consolidated
Minority Interest	5,202	2,463	1,884	5,653	15,202	25,974	2,154	11,201		36,933
(Inc)/Loss — Uncons. Assets	(258)	(947)	(515)	(6,983)	(8,703)	(2,069)	(184)	24		(2,229)
ITDA from Disc Ops *(1)	—	—	—	—	—	—	—	—		—
Preferred Dividends	5,751	5,508	5,508	5,508	22,274	5,508	8,044	8,044		21,596
Preferred Share Issuance Costs	—	—	—	—	—	—	—	—		—
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878	36,022	35,443		96,343
Income Tax Expense	20	88	168	415	691	210	627	2,777		3,614
Depreciation & Amortization	23,545	24,510	27,747	29,531	105,333	30,071	60,920	61,001		151,992
(Gain)/Loss on Sale (Cont & Disc)	(10,393)	(811)	(2,468)	(5,845)	(19,517)	(90,462)	(27,795)	(74,936)		(193,193)
Gain/(Loss)-Undeprec Prop *(2)	1,008	1,115	813	1,421	4,357	1,063	1,459	8,184		10,706

EBITDA from Consolidated Props	54,737	56,694	59,552	67,618	238,601	65,078	89,070	93,670		247,817

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	258	947	515	6,983	8,703	2,069	184	(24)		2,229
Interest Expense	1,057	906	966	1,477	4,406	1,587	1,596	1,719		4,902
Depreciation & Amortization	1,079	965	985	1,280	4,308	1,185	1,224	1,251		3,660
(Gain)/Loss on Sale of Prop	—	(799)	1	(6,263)	(7,061)	(2,440)	—	115		(2,325)

EBITDA	$57,131	$58,712	$62,019	$71,095	$248,956	$67,479	$92,074	$96,731		$256,283

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

SUPPLEMENTAL DATA
Consolidated
3-Party Mgt & Leasing Fee Rev	$1,123	$1,327	$1,886	$3,600	$7,937	$3,280	$3,951	$3,372		$10,603
Percentage Rents	681	641	822	1,852	3,996	904	485	689		2,078
Lease Terminations	491	639	984	481	2,595	67	1,029	754		1,850
Straight Line Rents	1,528	1,150	604	1,537	4,818	1,783	2,446	2,588		6,817
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878	36,022	35,443		96,343
Capitalized Interest	1,533	1,442	1,908	2,024	6,906	1,652	2,171	3,315		7,138
Debt — Principal Amortization	1,370	1,446	1,572	1,550	5,938	1,435	1,948	2,125		5,508
Preferred Dividend Payments	5,751	5,508	5,508	5,508	22,274	5,508	8,044	8,044		21,596
Preferred Share Issuance Costs	—	—	—	—	—	—	—			—
Amort of Deferred Finan’g Costs	1,143	894	1,030	1,282	4,349	1,141	1,380	1,576		4,097
Amort of Stock Compensation	214	223	274	270	981	259	517	614		1,390

Unconsolidated *(5)
Straight Line Rents	45	50	69	35	200	47	10	36		93
Interest Expense	1,057	906	966	1,477	4,406	1,587	1,596	1,719		4,902
Capitalized Interest	—	—	—	—	—	—	—	—		—
Debt — Principal Reductions	400	225	309	114	1,048	222	160	122		504
Amort of Deferred Finan’g Costs	22	27	40	28	117	10	12	28		50

Notes:

(1)	The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.

(2)	The Company includes the effects of undepreciated real estate (e.g. land and outparcels) in EBITDA, as this is a recurring source of cash.

(3)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
COVERAGE RATIOS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.7	1.7	1.4	1.5	1.6	1.2	0.8	0.7		0.9
Earnings to Fixed Charges & Preferred Share Distributions	1.3	1.3	1.1	1.3	1.3	1.0	0.6	0.6		0.7

Reconciliation of SEC Coverage Ratios
Earnings
Net Income (before pfd share)	19,140	11,949	10,468	20,555	62,111	75,413	15,867	49,977		143,652
Discontinued Operations:
Minority Interest in CRLP	2,670	193	1,861	4,838	9,562	26,672	7,565	14,602		46,477
Gain on Disposal	(9,391)	306	(1,566)	(10,531)	(21,182)	(91,772)	(26,303)	(66,262)		(184,336)
CRLP Min Int. — Common U/H	2,532	2,270	23	815	5,640	(698)	(5,411)	(3,401)		(9,544)
(Gains)/Losses from Sales of Property	(1,008)	(1,115)	(813)	(1,421)	(4,357)	(1,063)	(1,459)	(8,184)		(10,706)
Income Tax Expense	20	88	168	415	691	210	627	2,777		3,614
Income from Unconsolidated Entities	(249)	(1,103)	(583)	(583)	(2,518)	(2,474)	(203)	(27)		(2,704)

	13,713	12,588	9,558	14,088	49,947	6,288	(9,317)	(10,518)		(13,547)
Amort of Interest Capitalized	500	500	500	500	2,000	550	550	550		1,650
Capitalized Interest	(1,533)	(1,442)	(1,908)	(2,024)	(6,906)	(1,652)	(2,171)	(3,315)		(7,138)
Distrib from Unconsolidated Entities	688	2,836	1,031	1,255	5,810	871	1,430	1,001		3,302
Fixed Charges, from below	19,149	20,662	24,392	26,178	90,382	27,671	39,573	40,334		107,578

Earnings	32,517	35,145	33,574	39,997	141,233	33,728	30,065	28,052		91,845

Fixed Charges
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878	36,022	35,443		96,343
Capitalized Interest	1,533	1,442	1,908	2,024	6,906	1,652	2,171	3,315		7,138
Amort of Deferred Finan’g Costs	1,143	894	1,030	1,282	4,349	1,141	1,380	1,576		4,097

Total	19,149	20,662	24,392	26,178	90,382	27,671	39,573	40,334		107,578

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C & D	5,751	5,508	5,508	5,508	22,274	5,508	8,044	8,044		21,596

Total	24,900	26,170	29,900	31,686	112,656	33,179	47,617	48,378		129,174

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies.
Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Supplemental Coverage Ratios
Interest Coverage *(1)	3.3	3.1	2.8	2.9	3.0	2.5	2.4	2.6		2.5
Fixed Charge Coverage *(2)	2.3	2.2	2.1	2.3	2.2	2.0	1.9	2.0		2.0
Fixed Charge w/ Cap Int*(3)	2.1	2.1	2.0	2.1	2.1	1.9	1.8	1.9		1.9

Reconciliation of Supplemental Coverage Ratios

See EBITDA Reconciliation on page 14.

Interest Coverage Denominator
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878	36,022	35,443		96,343
Interest Exp. — Unconsolidated	1,057	906	966	1,477	4,406	1,587	1,596	1,719		4,902

Total Interest Expense	17,530	19,233	22,421	24,349	83,532	26,465	37,618	37,162		101,245

Fixed Charge Denominator
Add: Preferred Dividend Pmts	5,751	5,508	5,508	5,508	22,274	5,508	8,044	8,044		21,596
Debt Principal Amortization	1,370	1,446	1,572	1,550	5,938	1,435	1,948	2,125		5,508
Debt Prin Amort — Unconsolidated	400	225	309	114	1,048	222	160	122		504

Total Fixed Charges	25,051	26,412	29,809	31,521	112,793	33,630	47,770	47,453		128,853

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	1,533	1,442	1,908	2,024	6,906	1,652	2,171	3,315		7,138
Cap Interest — Unconsolidated	—	—	—	—	—	—	—	—		—

Total Fixed Charges w/ Cap Int	26,584	27,853	31,717	33,545	119,699	35,282	49,941	50,768		135,991

Notes:

(1)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(2)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
INVESTMENT ACTIVITY

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Acquisition of Properties
Multifamily	—	151,633	48,200	153,908	353,740	—	—	70,940		70,940
Office	13,100	—	—	16,774	29,874	59,873	155,530	141,868		357,271
Retail	—	94,860	125,065	—	219,925	60,300	—	—		60,300
For Sale / Projects	—	—	—	—	—	—	61,500	61,436		122,936

Acquisitions	13,100	246,493	173,265	170,682	603,539	120,173	217,030	274,244		611,447
Other Assets & Debt Assumed	36	(93,840)	(76,244)	(2,901)	(172,949)	(830)	(1,162)	(3,498)		(5,490)
Less: Unconsolidated Assets	—	(15,710)	(10,250)	(64,683)	(90,643)	—	—	(62,668)		(62,668)

Acq, net — Consolidated Assets	13,136	136,943	86,771	103,098	339,947	119,343	215,868	208,078		543,289

Development Expenditures
Multifamily	2,800	11,985	13,495	20,138	48,418	14,160	17,663	18,141		49,964
Office	3,369	1,261	1,647	3,284	9,561	1,577	2,673	7,725		11,975
Retail	14,428	33,086	18,236	9,959	75,709	13,983	24,383	34,064		72,430
Other (mixed-use, infrastruct)	126	437	838	925	2,326	5,160	662	21,489		27,311

Total, incl subs	20,723	46,769	34,216	34,306	136,014	34,880	45,381	81,419		161,680

Less: Non-Cash Allocations & Other	—	—	—	—	—	—	—	—		—
Less: Infrastructure Reimbursement from City/Cty	(1,399)	(705)	(548)	—	(2,652)	—	(675)	(838)		(1,513)
Less: Unconsolidated /Other *(1)	—	(13,966)	(795)	(917)	(15,678)	(4,009)	(3,755)	(7,451)		(15,215)

Development, Consol. Assets	19,324	32,098	32,873	33,389	117,684	30,871	40,951	73,130		144,952

(1) Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	—	2,434	—	10,005	12,439	151,819	122,910	—		274,729
Office	—	—	3,932	—	3,932	7,891	—	—		7,891
Retail	21,250	—	5,850	61,575	88,675	58,847	33,500	167,153		259,500
For Sale / Projects	—	—	—	—	—	—	—	41,280		41,280
Land and other	2,344	2,160	5,612	10,964	21,079	4,425	4,847	6,839		16,111

Total, incl subs	23,594	4,593	15,394	82,544	126,125	222,982	161,257	215,272		599,511
Selling Costs	(62)	(323)	(459)	(743)	(1,587)	(1,524)	(3,554)	(1,575)		(6,653)
Outparcels/Land	(98)	(115)	(846)	(400)	(1,459)	(112)	93	(3,060)		(3,079)
Less: Unconsolidated — net	—	(44)	—	(60,944)	(60,988)	(14,940)	—	—		(14,940)

Sales, Net — Consolidated Assets	23,434	4,111	14,089	20,457	62,091	206,406	157,796	210,637		574,839

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures.
The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
CAPITAL EXPENDITURES

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Regular Maintenance
Multifamily	1,438	2,053	2,498	2,099	8,088	1,914	2,238	1,863		6,015
Office	396	178	334	493	1,401	286	235	1,171		1,692
Retail	416	1,126	676	481	2,699	1,456	2,546	182		4,184

Total Regular Maintenance	2,250	3,357	3,508	3,073	12,188	3,655	5,019	3,216		11,891
Add: Acquisition-Related	116	212	598	769	1,695	323	3,382	8,072		11,777
Less: Unconsolidated	(30)	(58)	(129)	(367)	(584)	(523)	(1,035)	(309)		(1,867)

Reg. Maint., Consolidated	2,336	3,511	3,977	3,475	13,299	3,455	7,366	10,979		21,801

Revenue-Enhancing
Multifamily	11	28	21	13	73	4	16	53		73
Office	—	—	—	—	—	—	—	—		—
Retail	94	713	236	723	1,766	414	361	921		1,696

Total Rev-Enhancing	105	741	257	736	1,839	418	377	974		1,769
Less: Unconsolidated	—	(9)	(4)	5	(8)	—	(2)	—		(2)

Rev-Enhanc, Consolidated	105	732	253	741	1,831	418	375	974		1,767

Administrative
Multifamily	14	27	61	74	176	118	343	181		642
Office	9	2	168	4	183	6	20	49		75
Retail	3	73	12	8	96	5	135	6		146
Corporate	138	61	108	343	650	446	186	165		797

Total Administrative	164	163	349	429	1,105	575	684	401		1,660
Less: Unconsolidated	—	—	—	—	—	—	—	—		—

Admin., Consolidated	164	163	349	429	1,105	575	684	401		1,660

Total Capital Expenditures	2,519	4,261	4,114	4,238	15,132	4,648	6,081	4,591		15,320
Less: Unconsolidated	(30)	(67)	(133)	(362)	(592)	(523)	(1,037)	(309)		(1,869)

Capital Exp., Consolidated	2,489	4,194	3,981	3,876	14,540	4,125	5,044	4,282		13,451

See Note Under Investment Activity, page 16.

TENANT IMPROVEMENTS & LEASING COMMISSIONS
Tenant Improvements
Multifamily	—	—	—	—	—	—	—	—		—
Office	1,143	1,947	2,184	3,062	8,336	3,672	4,347	4,097		12,116
Retail	600	2,227	4,131	2,253	9,211	850	2,303	3,028		6,181

Total Tenant Improvements	1,743	4,174	6,315	5,315	17,547	4,522	6,650	7,125		18,297
Less: Unconsolidated	(4)	36	(306)	(146)	(420)	—	(433)	(72)		(505)
Add: TI — Developments	2,612	625	1,267	523	5,027	1,742	319	161		2,222

Consolidated	4,351	4,835	7,277	5,692	22,155	6,264	6,536	7,214		20,014

Leasing Commissions
Multifamily	—	—	—	—	—	—	—	—		—
Office	779	1,393	794	767	3,733	1,675	1,869	841		4,385
Retail	284	705	411	804	2,204	279	308	1,756		2,343

Total Leasing Comissions	1,063	2,098	1,204	1,571	5,937	1,954	2,177	2,597		6,728
Less: Unconsolidated	(26)	(9)	(36)	(6)	(77)	—	—	—		—

Consolidated	1,037	2,089	1,168	1,565	5,860	1,954	2,177	2,597		6,728

See Note Under Investment Activity, page 16.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
DEBT SUMMARY: CONSOLIDATED & UNCONSOLIDATED

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Unsecured/Secured
Unsecured Line of Credit	$214,810	$—	$228,021	$239,970	12%	$253,520	$622,759	$337,413		11%
Unsecured Other	693,110	1,091,769	995,149	1,113,532	57%	1,241,824	1,245,016	1,515,474		48%
Secured	449,927	568,714	607,361	613,923	31%	542,485	1,094,405	1,306,231		41%

Total Debt	1,357,847	1,660,483	1,830,531	1,967,425	100%	2,037,829	2,962,180	3,159,118		100%

Less: Secured — Uncons Debt	(82,409)	(92,474)	(99,579)	(111,638)		(106,871)	(113,866)	(334,072)

Total Consolidated Debt	1,275,438	1,568,009	1,730,952	1,855,787		1,930,958	2,848,313	2,825,046

Fixed/Floating
Fixed Rate Debt	944,676	1,362,876	1,305,720	1,458,873	74%	1,541,109	2,068,602	2,442,033		77%
Floating Rate Debt — Capped	87,164	86,594	86,038	85,518	4%	59,826	59,513	59,219		2%
Floating Rate Debt	326,007	211,013	438,772	423,034	22%	436,894	834,065	657,866		21%

Total Debt	1,357,847	1,660,483	1,830,530	1,967,425	100%	2,037,829	2,962,180	3,159,118		100%

Less: Unconsolidated Debt	(82,409)	(92,474)	(99,579)	(111,638)		(106,871)	(113,866)	(334,072)

Total Consolidated Debt	1,275,438	1,568,009	1,730,951	1,855,787		1,930,958	2,848,313	2,825,046

Tax-Exempt Debt	$50,475	$50,475	$50,475	$47,075		$47,075	$47,075	$47,075

The unconsolidated indebtedness data are comprised of the Company’s percentage of indebtedness, which is calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes consolidated indebtedness together with unconsolidated indebtedness is useful to investors in evaluating the Company’s level of debt obligations and corresponding leverage to total market capitalization, providing investors with a comparable measure used in the Company’s industry.

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,275,438	$1,568,009	$1,730,952	$1,855,787		$1,930,958	$2,848,313	$2,825,046
Unconsolidated Debt	82,409	92,474	99,579	111,638		106,871	113,866	334,072

Total Debt	1,357,847	1,660,483	1,830,531	1,967,425		2,037,829	2,962,179	3,159,118
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000		100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000		50,000	50,000	50,000
8.125% Series D	125,000	125,000	125,000	125,000		125,000	125,000	125,000
7.62% Series E	—	—	—	—		—	133,159	133,159

Total Preferred Stock	275,000	275,000	275,000	275,000		275,000	408,159	408,159
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	1,521,609	1,446,277	1,514,846	1,491,160		1,471,218	2,223,320	2,463,302

Total Market Capitalization	3,154,456	3,381,760	3,620,377	3,733,585		3,784,047	5,593,658	6,030,580

Debt / Total Market Cap’n	43%	49%	51%	53%		54%	53%	52%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
CURRENT DEVELOPMENT PIPELINE: DETAIL
Significant Projects Under Construction

						Property	Development Costs
		Units / SF-in 000s				Stabilized		Thru				3Q06
	Location	Total	Deliv’d		Leased	Date	Total	3Q05	4Q05	1Q06	2Q06	& Aft
In Construction in Progress
Multifamily
CG at Mallard Creek	Charlotte, NC	252		188	154	1Q06	20.3	19.7	0.6	—	—	—
CG at Silverado Reserve	Austin, TX	238				1Q07	23.2	12.8	3.2	3.7	2.4	1.1
CG at Round Rock	Austin, TX	422				4Q07	34.5	10.2	7.4	8.2	3.9	4.8
CG at Canyon Creek	Austin, TX	336				3Q07	29.1	5.0	3.5	7.7	7.4	5.5

Retail
CP Alabaster	Birmingham, AL	220		220	215	4Q05	16.9	15.0	1.9	—	—	—
Colonial Pinnacle Craft Farms	Gulf Shores, AL	270			55	1Q07	49.0	14.1	4.3	1.1	8.5	21.0
Colonial Pinnacle Tutwiler Farm	Birmingham, AL	250			140	4Q06	36.0	9.9	10.3	3.2	8.6	4.0
Colonial Pinnacle Sumner Point	Nashville, TN	300				2Q07	60.0	—	8.4	5.0	5.2	41.4

Redevelopment
CM Myrtle Beach	Myrtle Beach, SC	530			(1)	2Q06	7.3	0.3	0.8	3.1	3.1	—
Colonial Univ. Village	Auburn, AL	555			(2)	1Q06	9.4	3.1	3.3	3.0	—	—

For Sale/Projects
The Renwick	Charlotte, NC	85					17.7	3.6	2.6	3.2	3.1	5.2
Colonial Traditions at Gulf Shores	Gulf Shores, AL	251					20.0	9.1	0.2	0.6	4.2	5.9
Central Park	Charleston, SC	212					22.3	3.4	2.7	5.4	5.4	5.4

Total Significant Projects, in CIP							345.7	106.2	49.2	44.2	51.8	94.3

Unconsolidated Projects
Pinnacle at Turkey Creek (3)	Knoxville, TN	395		83	151	2Q06	28.8	12.2	8.0	5.2	3.4	—

Typical Development Cap Rate Ranges:
Multifamily: 8-9%
Office: 10-11.5%
Retail: 10-12%

Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP								106.2
Misc (Infrastructure and Misc Construction)								30.1	* Predevelopment and other.
Land Inventory								45.5	* Raw and improved land.

Total Construction In Progress								181.8

Transferred to Operating Assets
Multifamily
CG at Silverado	Austin, TX	238		238	232	3Q05	20.0	20.0	—	—	—	—
CV at Twin Lakes	Orlando, FL	460		460	457	3Q05	35.0	35.0	—	—	—	—

Retail
CM Myrtle Beach	Myrtle Beach, SC	530			(1)	2Q06	20.2	20.2	—	—	—	—
Colonial Univ. Village	Auburn, AL	555			(2)	1Q06	10.6	10.6	—	—	—	—
CP Alabaster	Birmingham, AL	220				4Q05	12.6	12.6	—	—	—	—
Pinnacle at Turkey Creek (3)	Knoxville, TN	395	83		151	2Q06	8.2	8.2	—	—	—	—

Total Significant Projects, Transferred							106.6	106.6	—	—	—	—

Notes:

(1)	Redevelopment adding approx. 35,000 new sf.

(2)	Redevelopment adding approx 180,000 new sf.

(3)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Major Tenants
			(SF-000s)	($ mm)	(1)	(2)
2005
Multifamily
CG at Bear Creek	Dallas, TX	Aug-05	436	36.8	37.4	6.6%
Cameron at Barrett Creek	Atlanta, GA	Aug-05	332	30.8	31.2	6.4%
CG at Research Park	Durham, NC	Aug-05	370	6.4	6.5	7.6%	20% Ownership Interest
The Grove at Riverchase	Birmingham, AL	Sep-05	345	5.6	5.6	7.8%	20% Ownership Interest

Office
Colonial Place I & II	Tampa, FL	Jan-05	371	54.9	57.0	9.0%	Blue Cross Blue Shield, Talbots
Research Place Office Center	Huntsville, AL	Feb-05	60	5.0	5.8	7.6%	ITC Deltacom
Colonial Center Bayside	Tampa, FL	Apr-05	214	20.7	21.6	6.7%	Brown & Brown Insurance
Colonial Bank Centre	Miami, FL	Apr-05	236	44.0	47.0	7.4%	Colonial Bank, Intercredit Bank,
Research Park Plaza	Austin, TX	Jun-05	358	90.9	91.4	7.6%	Schwab
Esplanade	Charlotte, NC	Jul-05	204	21.5	24.2	5.3%	HomeComings Financial
Heathrow 1001	Orlando, FL	Jul-05	191	23.3	23.3	9.4%	Veritas, Nationwide, Amer Pioneer
							Life Insurance

The Peachtree	Atlanta, GA	Aug-05	261	43.8	45.0	7.0%	Kurt Salmon & Assoc.

Retail
CP at Portofino	Houston, TX	Jan-05	373	60.3	60.8	7.4%	Oshman’s, Steinmart, Old Navy

For Sale/Projects
St. Andrews (6)	Jensen Beach, FL	May-05	384	61.5	61.5
Alara Mizner Village (6)	Delray Beach, FL	Jul-05	275	54.5	54.5

Total				$560.0	$572.8

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate			Major Tenants
			(SF-000s)	($ mm)	*(3)
2005
Multifamily
CV at Cahaba Heights	Birmingham, AL	Feb-05	125	1.2	6.9%			15% Ownership Interest
CG at Riverhills	Tampa, FL	Feb-05	776	6.9	6.3%			15% Ownership Interest
CV at Ashley Plantation	Bluffton, SC	Mar-05	414	27.9	6.5%	(4	)(5)
CV at Gainesville	Gainesville, FL	Mar-05	560	37.3	6.5%	(4	)(5)
CG at Galleria Woods	Birmingham, AL	Mar-05	244	14.8	6.5%	(4	)(5)
CV at TownPark (Sarasota)	Sarasota, FL	Mar-05	272	28.0	6.5%	(4	)(5)
CV at Walton Way	Augusta, GA	Mar-05	256	15.0	6.5%	(4	)(5)
CG at Wesleyan	Macon, GA	Mar-05	328	20.7	6.5%	(4	)(5)
CV at Lake Mary	Orlando, FL	May-05	504	41.2	6.5%	(4	)(5)
Bridgetown Bay	Charlotte, NC	May-05	120	5.7	6.5%	(4	)(5)
Devonshire	Dallas, TX	May-05	144	7.5	6.5%	(4	)(5)
Dunwoody Springs	Atlanta, GA	May-05	350	23.5	6.5%	(4	)(5)
Carlyle Club	Atlanta, GA	May-05	243	13.6	6.5%	(4	)(5)
Aspen Hills	Dallas, TX	May-05	240	9.4	6.5%	(4	)(5)
Ashley Run	Atlanta, GA	Jun-05	348	16.0	6.5%	(4	)(5)
Mill Crossing	Dallas, TX	Jun-05	184	6.1	6.5%	(4	)(5)
Arbors on Forest Ridge	Fort Worth, TX	Oct-05	210	11.2	6.5%	(4	)(5)
Cutters Point	Dallas, TX	Oct-05	196	10.1	6.5%	(4	)(5)
Eagle Crest	Dallas, TX	Oct-05	484	20.1	6.5%	(4	)(5)
Sierra Ridge	San Antonio, TX	Oct-05	230	10.1	6.5%	(4	)(5)
Timberglen	Dallas, TX	Oct-05	304	11.5	6.5%	(4	)(5)
Toscana	Dallas, TX	Oct-05	192	5.4	6.5%	(4	)(5)
Silverbrook	Fort Worth, TX	Oct-05	642	23.1	6.5%	(4	)(5)
The Meridian	Austin, TX	Oct-05	200	7.5	6.5%	(4	)(5)

Retail
Colonial Mall Gadsden	Gadsden, AL	Mar-05	517.0	58.8	8.1%			Sears, McRae’s, Belk
Colonial Mall Temple	Temple, TX	Apr-05	446.4	33.5	9.0%			JC Penney, Dillard’s, Foley’s
Colonial Mall Macon	Macon, GA	Jul-05	764.2	133.5	8.5%			Sears, Belk, Macy’s
Colonial Mall Burlington	Burlington, NC	Jul-05	419.2	32.5	10.0%			Sears, Belk, JC Penney

Total				$632.1

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties are part of a larger and ongoing transaction that was announced in April 2005.

(5)	The cap rate presented is a blended cap rate for the total transaction comprised of 22 properties. The first six properties sold in this transaction during the first quarter had a weighted average cap rate of 6.9%, as previously reported. The eight properties sold in the second quarter had a weighted average cap rate of 5.9% and the eight properties sold in the fourth quarter had a weighted average cap rate of 7.0%.

(6)	These acquisitions represent properties acquired for condominium conversions. The Company is a 98% partner in these projects.

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)
UNCONSOLIDATED PARTNERSHIPS SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
Parkway City Mall	Huntsville	AL	Retail	636	45%	$26,415	$12,915
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%	—	2,253
Colonial Promenade Hoover	Birmingham	AL	Retail	155	10%	1,720	89
Land Title Building	Birmingham	AL	Office	32	33%	455	(3)
Turkey Creek	Knoxville	TN	Retail	395	50%	1,037	18,616
CG at Research Park	Durham	NC	Multifamily	370	20%	4,800	1,638
Carter Regents Park (Development)	Atlanta	GA	Multifamily	—	40%	—	3,000

CMS Joint Venture I - 3 Properties
Colonial Grand at Barrington	Macon	GA	Multifamily	176	15%
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%
Colonial Village at Stockbridge	Stockbridge	GA	Multifamily	240	15%

				808		4,767	745

CMS Joint Venture II - 4 Properties
Colonial Grand at Inverness Lakes	Mobile	AL	Multifamily	312	15%
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	15%
Colonial Village at Hillwood	Montgomery	AL	Multifamily	160	15%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				885		4,797	546

CMS Joint Venture III - 2 Properties
Colonial Grand at Bayshore	Bradenton	FL	Multifamily	376	25%
Colonial Village at Palma Sola	Bradenton	FL	Multifamily	340	25%

				717		8,754	2,779

CMS Joint Venture IV - 2 Properties
Colonial Village at Hendersonville	Nashville	TN	Multifamily	364	25%
Colonial Grand at Brentwood	Nashville	TN	Multifamily	254	25%

				619		7,340	2,529

DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090		4,231	2,413

DRA/Colonial Office JV (2)			Office	11,700	15%	210,648	54,000

DRA/The Grove at Riverchase	Birmingham	AL	Multifamily	345	20%	3,850	1,748

DRA — Cunningham
Cunningham	Austin	TX	Multifamily	280	20%	2,800	1,137

DRA — Southwest
Arabian Trails	Scottsdale	AZ	Multifamily	384	20%
Casa Lindas	Tucson	AZ	Multifamily	144	20%
Colonia del Rio	Tucson	AZ	Multifamily	176	20%
Desert Lakes	Las Vegas	NV	Multifamily	184	20%
Fairway Crossing	Phoenix	AZ	Multifamily	310	20%
Hacienda del Rio	Tucson	AZ	Multifamily	248	20%
La Entrada	Scottsdale	AZ	Multifamily	130	20%
Pinnacle Estates	Albuquerque	NM	Multifamily	294	20%
Pinnacle Flamingo West	Las Vegas	NV	Multifamily	324	20%
Pinnacle Heights	Tucson	AZ	Multifamily	310	20%
Pinnacle High Desert	Albuquerque	NM	Multifamily	430	20%
Pinnacle High Resort	Rio Rancho	NM	Multifamily	301	20%
Posada del Este	Phoenix	AZ	Multifamily	148	20%
Rancho Viejo	Phoenix	AZ	Multifamily	266	20%
Springhill	Tucson	AZ	Multifamily	224	20%
Talavera	Las Vegas	NV	Multifamily	350	20%

				4,223		45,506	18,437

Merritt at Godley Station	Pooler	GA	Multifamily	220	35%	6,952	9,846
Cypress Cove at Suntree	Melbourne	GA	Multifamily	326	10%		997
Arbors at Windsor Lake	Columbia	SC	Multifamily	228	10%		1,703
Stone Ridge	Columbia	SC	Multifamily	191	10%		1,047

Douglas HCI (1)	Coral Gables	FL	Office		25%		6,346

Other Unconsolidated Investments						—	(128)

Total Investments in Unconsolidated Subsidiaries						$334,072	$142,653

(1)	Colonnade Properties LLC, a consolidated partially owned entity, holds a 25% interest in Douglas HCI.

(2)	Colonial acquired an interest in approximately 26 properties located in Ft. Lauderdale, Jacksonville, Orlando, St. Petersburg and Tallahassee, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee; and Dallas and Houston, Texas.

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	09/30/05
Common Shares	CLP	$26.06	$31.15	$33.94	$39.60	$39.27	$44.48
Annual Growth		12.4%	19.5%	9.0%	16.7%	-0.8%	13.3%

Dividend per Share		$2.40	$2.52	$2.64	$2.66	$2.68	$2.70
Annual Growth		3.4%	5.0%	4.8%	0.8%	0.8%	0.7%

Yield on End of Period Price		9.2%	8.1%	7.8%	6.7%	6.8%	6.1%

Total Annual Return		22.7%	29.2%	17.4%	24.5%	5.9%	20.1%
ANNUAL DIVIDEND/SHARE GROWTH

TOTAL RETURN — ANNUAL	TOTAL YEAR TO DATE RETURN COMPARISON

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 8.75% SERIES A — REDEEMED	CUSIP: 195872-20-5

Issue Date	11/6/1997	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$ 125 MM
Redeemable	11/6/2002	Dividend $/Share	$2.1875
- Redeem Price	$25.00	Yield on Face Value	8.75%

Redeemed	5/7/2003

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	09/30/05
Preferred Shares	CLPPRA	$20.75	$25.00	$25.03

Dividend History
Annual Dividend		$2.19	$2.19	$2.19
Yield on End of Period Price		10.54%	8.75%	8.74%
TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)
Privately Placed Perpetual Preferred Issue — Not Traded
Repriced & Extended in February 2004 — (old rate of 8.875%, Redeemable 2/23/04)

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100MM
Redeemable	2/24/2009	Dividend $/Share	$3.6250
- Redeem Price	$50.00	Yield on Face Value	7.250%

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/19/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50MM
Redeemable	6/19/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	09/30/05
Preferred Shares	CLPPRC		$25.65	$26.25	$26.82	$26.55	$25.68

Dividend History
Annual Dividend			Partial Year	$2.31	$2.31	$2.31	$2.31
Yield on End of Period Price			9.02%	8.81%	8.62%	8.71%	9.01%
TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

DEP SHARES CUSIP: 195872-40-3
PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	09/30/05
Preferred Shares	CLPPRD				$27.16	$26.55	$25.90

Dividend History
Annual Dividend					Partial Year	$2.03	$2.03
Yield on End of Period Price					7.48%	7.65%	7.84%
TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

DEP SHARES CUSIP: 195872-70-0
PREFERRED SHARES 7.62% SERIES E (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-60-1

Issue Date	4/1/2005	# of Shares Issued	5,326,349
- Issue Price	$23.75	Total $ Issued	$133.2MM
Redeemable	Anytime	Dividend $/Share	$1.9050
- Redeem Price	$25.00	Yield on Face Value	7.620%

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	09/30/05
Preferred Shares	CLPPRE						$24.94

Dividend History
Annual Dividend							$1.91
Yield on End of Period Price							7.64%
TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred
TAX STATUS OF DIVIDENDS

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Common Shares — CLP
Ordinary Income	78.78%	79.42%	85.86%	77.79%	58.34%	53.09%
Return of Capital	17.35%	8.16%	2.40%	22.21%	33.85%	45.26%
Long-Term Capital Gain		4.74%	4.65%
Unrecaptured Section 1250 Gain	3.87%	7.68%	7.09%
25% Capital Gain					2.39%	0.14%
20% Capital Gain					3.90%	—
15% Capital Gain					1.52%	1.51%

Preferred Shares — CLPPRA
Ordinary Income	100%	100%	100%	100%	88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%	—

Preferred Shares — CLPPRC
Ordinary Income	100%	100%	100%	100%	88.18%	96.99%
25% Capital Gain					3.62%	0.25%
20% Capital Gain					5.91%	—
15% Capital Gain					2.29%	2.76%

Preferred Shares — CLPPRD
Ordinary Income					88.18%	96.99%
25% Capital Gain					3.62%	0.25%
20% Capital Gain					5.91%	—
15% Capital Gain					2.29%	2.76%

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Peter Siciliano	212-908-0646	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$337,413	12%	4.0%	2.5	$337,413	11%	4.0%	2.5
Unsecured Other	1,515,474	54%	5.9%	6.5	1,515,474	48%	5.9%	6.5
Secured	972,159	34%	6.7%	7.0	1,306,231	41%	6.4%	6.3

Total Debt	$2,825,046	100%	6.0%	6.2	$3,159,118	100%	5.9%	6.0

Fixed/Floating
Fixed Rate Debt	$2,257,356	80%	6.4%	6.4	$2,442,033	77%	6.4%	6.4
Floating Rate Debt — Capped	59,219	2%	4.6%	6.1	59,219	2%	4.6%	6.1
Floating Rate Debt	508,471	18%	4.1%	5.0	657,866	21%	4.5%	4.5

Total Debt	$2,825,046	100%	6.0%	6.2	$3,159,118	100%	5.9%	6.0

Tax-Exempt Debt	$45,075	2%	4.3%	17.7	$47,075	2%	4.3%	18.0

Notes:
(1) See Debt Summary: Consolidated & Unconsolidated and Total Market Capitalization on page 18 for reconciliation.
PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)
     Amortization Schedule excludes the Revolving Line of Credit — due Mar-08
LINE OF CREDIT

	06/30/05	09/30/05	Interest Rate	Due	Remaining	Notes
Floating	$294,759	$9,413	4.66%	03/22/08	2.5	A	U
Competitive Bid Option — Floating	228,000	228,000	4.02%	03/22/08	2.5	A	U
Term loan	100,000	100,000	4.76%	03/22/08	2.5	A	U

Total Outstanding on LOC	$622,759	$337,413	4.26%		2.5

Notes:
•	The $600MM LOC has a $250MM Competitive Bid Option.

•	22 Banks participate in the LOC, co-led by Wachovia and Bank of America

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 80 bps, and the facility fee is 20 bps.

•	In addition to the $600MM LOC, Wachovia has provided a $40MM Cash Management Line,

•	3-Year facility through March 2008; with one 1-year extension

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
DETAILED DEBT SCHEDULE: CONSOLIDATED

	CUSIP	Issue Date	06/30/05	09/30/05	Interest Rate	Maturity Date	Remaining	Notes
Corporate
	Revolving Line of Credit		$522,759	$237,413	4.05%	03/22/08	2.5		U
	Term Loan		100,000	100,000	4.76%	03/22/08	2.5		U
	Land Loan		394	382	3.72%	09/30/06	1.0	A	S
	Fair Value of Hedging Investments		3,197	556		04/01/11	5.5	D	U
Medium Term Notes
	195896 AD 7	08/06/97	25,000	—					U
	195896 AE 5	09/26/97	25,000	—					U
	195896 AN 5	12/20/01	10,000	10,000	7.46%	12/20/06	1.2		U
	195896 AJ 4	02/29/00	20,000	20,000	8.80%	02/01/10	4.3		U
	195896 AK 1	03/13/00	5,000	5,000	8.80%	03/15/10	4.5		U
	195896 AM 7	12/26/00	10,000	10,000	8.05%	12/27/10	5.2		U
	195896 AL 9	12/26/00	10,000	10,000	8.08%	12/24/10	5.2		U
Senior Unsecured Notes
	195891 AB 2	07/15/96	65,000	65,000	8.05%	07/15/06	0.8		U
	195891 AC 0	07/14/98	175,000	175,000	7.00%	07/14/07	1.8		U
	195891 AD 8	08/09/02	100,000	100,000	6.88%	08/15/12	6.9		U
	195891 AE 6	04/04/03	125,000	125,000	6.15%	04/15/13	7.5		U
	195891 AF 3	04/02/04	100,000	100,000	3.39%	04/01/11	5.5	D	U
	195891 AG 1	06/23/04	300,000	300,000	6.25%	06/15/14	8.7		U
	195891 AH 9	01/26/05	275,000	275,000	4.75%	02/01/10	4.3		U
	195891 AJ 5	09/28/05	—	325,000	5.50%	10/01/15	10.0		U
	Unamortized Discounts		(3,181)	(5,082)					U
Multifamily Properties
	CG at Berkeley Lake		8,154	8,075	7.15%	06/15/08	2.7		S
	CG at Edgewater		20,846	20,770	6.81%	01/01/11	5.3		S
	CG at Galleria		22,400	22,400	3.73%	06/15/26	20.7	C	S
	CG at Galleria		11,105	11,105	4.74%	07/01/15	9.8		S
(2)	CG at Hammocks		21,983	23,487	7.99%	09/01/11	5.9		S
	CG at Hunter's Creek		18,999	18,999	7.98%	06/30/10	4.8		S
	CG at Hunter's Creek		10,383	10,322	6.59%	06/30/10	4.8	E	S
	CG at Madison		16,319	16,236	4.45%	08/01/11	5.8	B	S
	CG at Mt Vernon		12,783	12,663	7.18%	02/01/08	2.3		S
	CG at Natchez Trace (Ph I)		6,575	—					S
	CG at Natchez Trace (Ph II)		3,934	3,927	8.25%	02/01/37	31.4		S
	CG at Promenade		21,746	21,667	6.81%	01/01/11	5.3		S
(2)	CG at Quarterdeck		10,281	10,199	7.73%	07/01/09	3.8		S
	CG at Reservoir		8,089	8,051	4.92%	04/01/12	6.5	B	S
	CG at River Oaks		10,587	10,544	5.54%	09/01/13	7.9		S
	CG at River Plantation		11,657	11,541	7.09%	10/15/08	3.0		S
	CG at Riverchase		19,223	19,124	4.45%	07/01/11	5.8	B	S
	CG at Sugarloaf		17,303	17,090	7.38%	04/05/08	2.5		S
(2)	CG at Trinity Commons		18,279	18,178	6.75%	05/01/11	5.6		S
(2)	CG at Valley Ranch		25,122	25,045	6.36%	09/01/14	8.9	A	S
(2)	CG at Wilmington		13,431	13,357	6.75%	05/01/11	5.6		S
(2)	CV at Bear Creek		3,551	3,529	7.16%	07/01/11	5.8		S
(2)	CV at Bedford		8,816	8,765	6.99%	04/01/11	5.5		S
(2)	CV at Canyon Hills		13,144	13,068	6.99%	04/01/11	5.5		S
(2)	CV at Chase Gayton		16,604	16,498	7.16%	08/01/11	5.8		S
(2)	CV at Deerfield		10,664	10,601	7.16%	07/01/11	5.8		S
(2)	CV at Estrada		9,528	9,480	6.42%	11/01/11	6.1		S
(2)	CV at Greenbrier		13,222	13,145	6.99%	04/01/11	5.5		S
(2)	CV at Greentree		6,935	6,880	7.73%	07/01/09	3.8		S
(2)	CV at Hampton Glen		13,018	12,951	6.68%	04/01/12	6.5		S
(2)	CV at Harbour Club		8,790	8,739	6.99%	04/01/11	5.5		S
(2)	CV at Highland Hills		15,321	15,232	6.99%	04/01/11	5.5		S
(2)	CV at Huntington		5,284	5,516	7.97%	09/01/07	1.9		S
	CV at Inverness		9,900	9,900	3.72%	06/15/26	20.7	C	S
	CV at Inverness		1,205	1,205	4.74%	07/01/15	9.8		S
(2)	CV at Main Park		8,833	8,781	7.16%	07/01/11	5.8		S

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

	CUSIP	Issue Date	06/30/05	09/30/05	Interest Rate	Maturity Date	Remaining	Notes
(2)	CV at Marsh Cove		8,434	8,367	7.73%	08/01/09	3.8		S
(2)	CV at Meadow Creek		10,007	9,948	7.16%	07/01/11	5.8		S
(2)	CV at North Arlington		8,909	8,855	7.10%	07/01/11	5.8		S
(2)	CV at Pear Ridge		10,967	10,904	6.99%	04/01/11	5.5		S
(2)	CV at Pinnacle Ridge		5,225	5,194	7.16%	07/01/11	5.8		S
	CV at Research Park		12,775	12,775	3.80%	06/15/26	20.7	C	S
	CV at Research Park		14,945	14,945	4.74%	07/01/15	9.8		S
(2)	CV at Timber Crest		15,658	15,572	6.75%	05/01/11	5.6		S
	CV at Timothy Woods		9,104	9,064	7.49%	09/01/09	3.9		S
(2)	CV at Tradewinds		11,582	11,514	7.16%	07/01/11	5.8		S
	CV at Trussville		15,882	15,808	4.92%	04/01/12	6.5	B	S
(2)	CV at Waterford		17,639	17,542	6.98%	01/01/12	6.3		S
(2)	CV at Waters Edge		7,429	7,370	7.73%	07/01/09	3.8		S
(2)	CV at Windsor Place		9,311	9,243	7.99%	09/01/11	5.9		S
(2)	Arbor Trace		6,028	6,028	7.35%	01/01/11	5.3		S
(2)	Ashley Park		11,450	11,450	7.35%	01/01/11	5.3		S
(2)	Cottonwood Crossing		6,320	6,283	7.16%	07/01/11	5.8		S
(2)	Cutters Point		7,535	7,534	7.35%	01/01/11	5.3		S
(2)	Eagle Crest		18,077	18,077	7.35%	01/01/11	5.3		S
(2)	Heatherwood		19,584	19,583	7.35%	01/01/11	5.3		S
(2)	Mayflower Seaside		12,655	12,655	7.35%	01/01/11	5.3		S
(2)	Paces Cove		11,650	11,581	7.16%	07/01/11	5.8		S
(2)	Remington Hills at Las Colinas		17,174	17,174	7.35%	01/01/11	5.3		S
(2)	Sierra Ridge		5,727	5,727	7.35%	01/01/11	5.3		S
(2)	Silverbrook I & II		17,100	17,054	6.83%	05/01/11	5.6		S
(2)	Summer Tree		8,038	7,992	6.99%	04/01/11	5.5		S
(2)	Summerwalk		7,233	7,233	7.35%	01/01/11	5.3		S
(2)	The Arbors on Forest Ridge		7,535	7,534	7.35%	01/01/11	5.3		S
(2)	The Gables		9,643	9,643	7.35%	01/01/11	5.3		S
(2)	Timberglen		11,451	11,450	7.35%	01/01/11	5.3		S
(2)	Toscana		6,330	6,329	7.35%	01/01/11	5.3		S
(2)	Trolley Square East & West		11,450	11,450	7.35%	01/01/11	5.3		S
(2)	Trophy Chase I & II		18,077	18,077	7.35%	01/01/11	5.3		S
Office Properties
	Colonial Center 100 at Mansell Overlook		16,062	15,994	8.25%	01/10/08	2.3		S
Retail Properties
	CP Montgomery		11,722	11,670	7.49%	09/01/06	0.9		S
	CP Boulevard Square		31,006	30,900	7.22%	08/01/32	26.9		S
	CS Pines Plaza		9,286	9,253	5.42%	10/01/10	5.0		S
	CP Deerfield		32,388	32,247	5.90%	02/01/13	7.3		S
	CS College Parkway		7,742	7,689	7.10%	07/01/09	3.8		S
	Village on the Parkway		47,000	47,000	5.77%	07/11/11	5.8		S

Total Corporate Debt			$2,848,313	$2,825,046	5.98%		6.2

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
DETAILED DEBT SCHEDULE: UNCONSOLIDATED SUBSIDIARIES

		% Owned	06/30/05	09/30/05	Interest Rate	Maturity Date	Remaining	Notes
Multifamily Properties

	Barrington, LLC (CG)	15.0%	$944	$942	7.60%	10/01/09	4.0		S
	Mountain Brook, LLC (CG)	15.0%	2,351	2,343	7.60%	10/01/09	4.0		S
	Stockbridge, LLC (CV)	15.0%	1,484	1,481	7.60%	10/01/09	4.0		S
	Hillwood, LLC (CV)	15.0%	500	500	4.15%	12/15/30	25.2	C	S
	Hillwood, LLC (CV)	15.0%	285	283	7.80%	10/01/20	15.0		S
	Inverness Lakes I, LLC (CV)	15.0%	600	600	4.11%	12/15/30	25.2	C	S
	Inverness Lakes I, LLC (CV)	15.0%	313	311	7.80%	07/01/20	14.8		S
	Inverness Lakes II, LLC (CV)	15.0%	1,943	1,939	8.11%	05/01/10	4.6		S
	Rocky Ridge, LLC (CV)	15.0%	900	900	4.28%	12/15/30	25.2	C	S
	Rocky Ridge, LLC (CV)	15.0%	268	264	7.74%	10/01/16	11.0		S
	Bayshore (CG)	25.0%	4,872	4,857	6.85%	11/01/11	6.1		S
	Palma Sola (CG)	25.0%	3,907	3,897	7.03%	04/01/12	6.5		S
	Cunningham	20.0%	2,802	2,800	5.18%	06/15/09	3.7		S
	Colony Woods	10.0%	1,715	1,715	4.18%	11/04/08	3.1		S
	Madison at Shoal Run	10.0%	980	980	4.18%	11/04/08	3.1		S
	Meadows at Brook Highland	10.0%	1,536	1,536	4.18%	11/04/08	3.1		S
(2)	Merritt at Godley Station	35.0%	7,000	6,952	5.50%	06/01/25	19.7		S
	Brentwood (CG)	25.0%	3,716	3,707	7.22%	01/01/11	5.3		S
	Hendersonville (CV)	25.0%	3,642	3,633	7.22%	01/01/11	5.3		S
	Pinnacle High Resort - Fixed	20.0%	2,966	2,966	4.67%	11/01/11	6.1		S
	Pinnacle High Resort - Floating	20.0%	742	742	4.49%	11/01/11	6.1	A	S
	Pinnacle Estates - Fixed	20.0%	3,312	3,312	4.67%	11/01/11	6.1		S
	Pinnacle Estates - Floating	20.0%	828	828	4.49%	11/01/11	6.1	A	S
	Hacienda Del Rio - Fixed	20.0%	973	973	4.67%	11/01/11	6.1		S
	Hacienda Del Rio - Floating	20.0%	243	243	4.49%	11/01/11	6.1	A	S
	Pinnacle at High Desert - Fixed	20.0%	5,535	5,535	4.67%	11/01/11	6.1		S
	Pinnacle at High Desert - Floating	20.0%	1,384	1,384	4.49%	11/01/11	6.1	A	S
	Desert Lakes - Fixed	20.0%	1,904	1,904	4.67%	11/01/11	6.1		S
	Desert Lakes - Floating	20.0%	476	476	4.49%	11/01/11	6.1	A	S
	Flamingo West - Fixed	20.0%	3,151	3,151	4.67%	11/01/11	6.1		S
	Flamingo West - Floating	20.0%	788	788	4.49%	11/01/11	6.1	A	S
	Talavera - Fixed	20.0%	3,780	3,780	4.67%	11/01/11	6.1		S
	Talavera - Floating	20.0%	945	945	4.49%	11/01/11	6.1	A	S
	Colonial Del Rio - Fixed	20.0%	1,307	1,307	4.67%	11/01/11	6.1		S
	Colonial Del Rio - Floating	20.0%	327	327	4.49%	11/01/11	6.1	A	S
	Fairway Crossings - Fixed	20.0%	2,051	2,051	4.67%	11/01/11	6.1		S
	Fairway Crossings - Floating	20.0%	515	515	4.49%	11/01/11	6.1	A	S
	Posada Del Este - Fixed	20.0%	891	891	4.67%	11/01/11	6.1		S
	Posada Del Este - Floating	20.0%	223	223	4.49%	11/01/11	6.1	A	S
	Casalindas - Fixed	20.0%	991	991	4.67%	11/01/11	6.1		S
	Casalindas - Floating	20.0%	248	248	4.49%	11/01/11	6.1	A	S
	Pinnacle Heights - Fixed	20.0%	2,775	2,775	4.67%	11/01/11	6.1		S
	Pinnacle Heights - Floating	20.0%	694	694	4.49%	11/01/11	6.1	A	S
	Spring Hill - Fixed	20.0%	1,301	1,301	4.67%	11/01/11	6.1		S
	Spring Hill - Floating	20.0%	325	325	4.79%	11/01/11	6.1	A	S
	Rancho Viejo - Fixed	20.0%	1,534	1,534	4.67%	11/01/11	6.1		S
	Rancho Viejo - Floating	20.0%	383	383	4.79%	11/01/11	6.1	A	S
	La Entrada - Fixed	20.0%	890	890	4.67%	11/01/11	6.1		S
	La Entrada - Floating	20.0%	222	222	4.49%	11/01/11	6.1	A	S
	Arabian Trails - Fixed	20.0%	3,044	3,044	4.67%	11/01/11	6.1		S

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

	% Owned	06/30/05	09/30/05	Interest Rate	Maturity Date	Remaining	Notes
Arabian Trails - Floating	20.0%	761	761	4.49%	11/01/11	6.1	A	S
The Grove at Riverchase	20.0%	—	3,850	5.05%	10/01/10	5.0		S
CG at Research Park - Durham	20.0%	—	4,800	5.28%	10/01/13	8.0		S

Office Properties
Land Title Building	33.3%	463	455	8.10%	02/01/15	9.3		S
DRA/Colonial Office JV - Fixed	15.0%	—	98,771	5.32%	09/30/10	5.0		S
DRA/Colonial Office JV - Floating	15.0%	—	111,878	5.93%	09/30/07	2.0	A	S

Retail Properties
CP Hoover	10.0%	1,726	1,720	5.94%	01/11/13	7.3		S
Colonial Pinnacle Turkey Creek	50.0%	—	1,037	5.66%	12/20/06	1.2		S
Parkway Place	45.0%	26,415	26,415	4.59%	06/28/08	2.7	A	S

Total Unconsolidated Property Debt		$113,866	$334,072	5.50%		4.5

Consolidated & Unconsolidated Debt *(1)		$2,962,180	$3,159,118	5.93%		6.0

Notes:
(1)	See Debt Summary: Consolidated & Unconslidated Debt and Total Market Capitalization on page 18 for reconciliation.

(2)	The fair value of the premium recorded on the debt assumed in the Cornerstone merger was $58.5 million, which reflects a weighted-average interest rate of 5.39% and includes an estimate of $35.6 million for prepayment penalties on debt to be retired.

A	Floating Rate Debt

B	Floating Rate Debt — Capped

C	Floating Rate Debt — Tax Exempt

D	Floating Rate Debt — Swapped from Fixed Rate

E	Fixed Rate Debt — Swapped from Floating Rate

Debt without a notation is Fixed Rate Debt

U	Unsecured Debt

S	Secured Debt

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
MULTIFAMILY DIVISIONAL NOI *(1)

($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Colonial Same-Property Portfolio *(2)
Divisional Revenues	20,296	20,703	21,201	21,393	83,593	21,550	22,042	22,469		66,061
Divisional Expenses	7,889	7,913	8,377	8,103	32,282	8,334	8,327	8,766		25,427

Divisional NOI	12,407	12,790	12,824	13,290	51,311	13,216	13,715	13,703		40,634

Divisional NOI Margin	61.1%	61.8%	60.5%	62.1%	61.4%	61.3%	62.2%	61.0%		61.5%

NOI Growth *(3)	1.6%	3.9%	2.4%	5.5%	3.4%	6.5%	7.2%	6.9%		6.9%
NOI Growth — Sequential	-4.7%	3.2%	-0.8%	8.2%		-0.6%	3.8%	-0.1%

Cornerstone Same-Property Portfolio *(2)(4)
Divisional Revenues	38,883	39,858	40,170	40,306	159,217	40,706	41,172	41,412		123,290
Divisional Expenses	16,007	16,827	17,947	17,952	68,733	18,676	16,884	17,973		53,533

Divisional NOI	22,876	23,031	22,223	22,354	90,484	22,030	24,288	23,439		69,757

Divisional NOI Margin	58.8%	57.8%	55.3%	55.5%	56.8%	54.1%	59.0%	56.6%		56.6%

NOI Growth *(3)						-3.7%	5.5%	5.5%		2.4%
NOI Growth — Sequential						-1.4%	10.2%	-3.5%

Combined Same-Property Portfolio *(2)(4)
Divisional Revenues	59,179	60,561	61,371	61,701	242,812	62,256	63,214	63,881		189,351
Divisional Expenses	23,896	24,740	26,323	26,055	101,014	27,012	25,212	26,739		78,963

Divisional NOI	35,283	35,821	35,048	35,646	141,798	35,244	38,002	37,142		110,388

Divisional NOI Margin	59.6%	59.1%	57.1%	57.8%	58.4%	56.6%	60.1%	58.1%		58.3%

NOI Growth *(3)						-0.1%	6.1%	6.0%		4.0%
NOI Growth — Sequential						-1.1%	7.8%	-2.3%

Total Division Portfolio
Divisional Revenues	26,548	28,716	31,831	36,318	123,413	38,278	80,268	80,933		199,479
Divisional Expenses	10,373	10,994	12,822	13,927	48,116	15,216	32,370	33,520		81,106

Divisional NOI	16,175	17,722	19,009	22,391	75,297	23,062	47,898	47,413		118,373

Divisional NOI Margin	60.9%	61.7%	59.7%	61.7%	61.0%	60.2%	59.7%	58.6%		59.3%

NOI Growth	5.5%	16.9%	24.0%	39.3%	21.7%	42.6%	170.3%	149.4%		123.7%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(3)	The 2004 same-property growth reflects performance of the 2004 same-property portfolio, which does not include any unconsolidated assets.

(4)	Same store NOI growth percentages presented for or including Cornerstone properties utilize amounts previously reported by Cornerstone.
SUMMARY BY MARKET *(1)

		Total Multifamily Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	2,997	6.6%	8.5%	900	3.0%	7.0%	-7.4%	21.6%	5.1%	0.3%	9.7%
Austin	TX	1,712	3.8%	2.9%	962	3.2%	4.8%	0.3%	10.2%	3.6%	1.4%	6.1%
Birmingham	AL	4,863	10.7%	8.0%	2,810	9.3%	5.1%	7.8%	3.1%	5.7%	7.0%	4.7%
Charleston	SC	1,544	3.4%	5.0%	1,544	5.1%	5.5%	-2.3%	10.7%	5.4%	3.9%	6.4%
Charlotte	NC	3,307	7.3%	7.3%	3,007	9.9%	3.8%	4.6%	3.2%	3.8%	9.3%	-0.2%
Dallas	TX	3,708	8.1%	7.7%	3,708	12.2%	3.0%	-1.2%	7.6%	5.0%	3.3%	6.7%
Fort Worth	TX	2,936	6.4%	5.0%	2,500	8.3%	1.3%	-2.1%	5.5%	4.4%	7.8%	0.9%
Huntsville	AL	1,572	3.5%	4.5%	1,572	5.2%	2.1%	0.4%	3.0%	2.1%	-0.5%	3.6%
Orlando	FL	2,813	6.2%	11.5%	2,273	7.5%	10.6%	3.6%	14.6%	11.0%	5.9%	13.9%
Raleigh	NC	3,370	7.4%	7.6%	2,428	8.0%	3.0%	-2.0%	7.0%	2.5%	4.9%	0.8%
Richmond	VA	1,954	4.3%	6.5%	1,954	6.5%	4.2%	1.0%	6.1%	4.1%	4.2%	4.1%
Other		14,766	32.4%	25.5%	6,616	21.9%	3.0%	6.0%	1.2%	3.2%	8.1%	0.5%

Total		45,542	100.0%	100.0%	30,274	100.0%	4.1%	1.6%	6.0%	4.7%	5.6%	4.0%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

OPERATIONAL STATISTICS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05(4)	3Q05	4Q05	YTD ’05
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$800	$805	$814	$813		$813	$773	$774
change	1.2%	1.6%	2.1%	2.1%		1.6%	-4.0%	-4.9%
Total Division *(2)	$796	$824	$822	$828		$833	$792	$807
change	-0.3%	4.3%	3.3%	5.9%		4.7%	-3.9%	-1.8%
Tot Div-Consol Assets Only *(2)	$799	$827	$807	$834		$838	$788	$795
change	-0.4%	4.4%	1.5%	12.9%		4.8%	-4.7%	-1.5%

End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.73	$0.74	$0.75	$0.75		$0.75	$0.84	$0.82
change	1.2%	1.6%	2.1%	2.1%		2.2%	12.9%	9.3%
Total Division *(2)	$0.74	$0.76	$0.76	$0.78		$0.78	$0.84	$0.85
change	0.3%	3.3%	3.9%	7.0%		4.8%	10.4%	11.8%
Tot Div-Consol Assets Only *(2)	$0.74	$0.76	$0.74	$0.78		$0.77	$0.83	$0.83
change	0.3%	3.4%	1.7%	6.8%		4.4%	8.7%	12.2%

Scheduled Base Rent per Unit Per Month Reconciliation
Same-Property
Scheduled Rent	$800	$805	$814	$813		$813	$773	$774
Less: Vacancy & Concessions *(3)	(157)	(147)	(149)	(140)		(123)	(137)	(131)
Less: Effect of Change To Qtrly Avg	—	(1)	—	—		—	—	—

Rent / Unit — Consolidated Assets	$643	$657	$665	$673		$690	$636	$643

Total Division
Scheduled Rent	$796	$824	$822	$828		$833	$792	$807
Less: Vacancy & Concessions *(3)	(159)	(159)	(159)	(161)		(147)	(143)	(138)
Less: Eff — Ch To Qtrly Avg & Disp.	—	(19)	—	—		—	—	—

Monthly Rent/Unit	637	646	663	667		686	649	669

Effect of Unconsolidated Assets	1	3	1	8		(4)	(6)	(15)

Rent / Unit — Consolidated Assets	$638	$649	$664	$675		$682	$643	$654

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3		3	3	3
Mult by: Avg # of Cons. Units for Pd	12,391	13,075	13,985	14,687		15,240	34,900	34,162

Revenue	$23,710	$25,447	$27,863	$29,731		$31,175	$67,316	$67,033

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	[Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

(4)	2Q05 and 3Q05 include Cornerstone operational statistics. All previous periods reflect only Colonial operational statistics.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
OPERATIONAL STATISTICS CONT’D

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05(4)	3Q05	4Q05	YTD ’05
Apartment Homes
Units — Consolidated Assets	12,391	13,814	14,398	14,842	13,861	15,240	34,051	34,529		27,940

Unconsolidated Assets (at %)	534	733	887	1,732	972	1,597	1,783	1,924		1,768
Unconsol. — Cost Method (at %)	109	344	165	—	155	—	—	—		—

Units in Lease-Up		12	48	647	236	428	1,448	1,651		1,176
1st Yr Acquisition Units — Consolidated		1,411	1,643	2,947	2,000	2,947	23,770	23,877		16,865

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$1,438	$2,053	$2,498	$2,099	$8,088	$1,914	$2,238	$1,863		$6,015
Revenue-Enhancing	11	28	21	13	73	4	16	53		73
Admin — Division	14	27	61	74	176	118	343	181		642

Total w/o Acquisition-Related	1,463	2,108	2,580	2,186	8,337	2,036	2,597	2,097		6,730
Acquisition-Related *(2)(4)	116	212	598	691	1,617	323	3,382	8,072		11,777

Total	1,579	2,320	3,178	2,877	9,954	2,359	5,979	10,169		18,507
Less: Unconsolidated Assets	(25)	(50)	(91)	(306)	(472)	(292)	(515)	(358)		(1,165)

Total — Consolidated Assets	$1,554	$2,270	$3,087	$2,571	$9,482	$2,067	$5,464	$9,811		$17,342

Capital Expenditures per Unit *(3)
Regular Maintenance	$112	$161	$186	$162	$650	$142	$211	$171		$516
Revenue-Enhancing	1	2	2	1	6	0	2	5		6

Total w/o Acquisition-Related	113	163	188	163	656	142	212	175		522

Total — Consolidated Assets	$115	$164	$191	$161	$661	$137	$197	$173		$497

(1)	See page 17 for a reconciliation to the Income Statement.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

(3)	Per unit data does not include units in lease-up, properties held under the cost basis of accounting or 1st year acquisition units.

(4)	All Cornerstone related capital expenditures are included in acquisition-related capital expenditures.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			%	Total
Property	Location		Own	Units	SF (000s)	3Q04	4Q04	1Q05	2Q05	3Q05	S-P
CONSOLIDATED PROPERTIES
Arbor Trace (1)	Norfolk	VA	100%	148	125.8	98.0%	94.6%	98.6%	98.6%	97.3%	S
Ashley Park (1)	Richmond	VA	100%	272	208.1	96.7%	91.5%	90.4%	95.6%	100.0%	S
Autumn Park	Greensboro	NC	100%	402	350.4	91.5%	90.5%	89.6%	93.3%	98.5%
Beacon Hill	Charlotte	NC	100%	349	256.1	92.0%	90.8%	95.4%	97.4%	96.6%	S
Brookfield	Dallas	TX	100%	232	165.6	89.7%	95.3%	97.0%	94.8%	91.8%	S
Cape Landing	Myrtle Beach	SC	100%	288	268.6	95.8%	97.6%	96.9%	98.6%	99.3%	S
CG at Arringdon	Raleigh	NC	100%	320	336.0	84.7%	86.9%	96.6%	99.1%	96.9%
CG at Barrett Creek	Atlanta	GA	100%	332	309.5					97.0%
CG at Bear Creek	Fort Worth	TX	100%	436	395.0					94.3%
CG at Berkeley Lake	Atlanta	GA	100%	180	243.9	92.2%	95.0%	97.2%	95.6%	96.7%
CG at Beverly Crest	Charlotte	NC	100%	300	278.7		88.7%	96.3%	96.3%	96.3%
CG at Cypress Crossing	Orlando	FL	100%	250	314.6	98.9%	96.0%	98.1%	100.0%	98.0%	S
CG at Edgewater	Huntsville	Al	100%	500	541.7	92.2%	91.2%	95.0%	97.0%	97.0%	S
CG at Enclave	Atlanta	GA	100%	200	296.0	95.0%	94.0%	90.5%	96.0%	96.0%	S
CG at Galleria	Birmingham	AL	100%	1,080	1,195.2	94.3%	95.3%	96.2%	99.3%	97.3%	S
CG at Hammocks (1)	Savannah	GA	100%	308	323.8	97.7%	95.1%	91.9%	91.2%	95.5%	S
CG at Heather Glen	Orlando	FL	100%	448	524.1	98.8%	98.9%	98.7%	99.1%	99.3%	S
CG at Heathrow	Orlando	FL	100%	312	370.0	99.0%	99.8%	100.0%	99.4%	99.4%	S
CG at Hunter’s Creek	Orlando	FL	100%	496	624.5	98.5%	99.0%	99.4%	99.4%	98.4%	S
CG at Lakewood Ranch	Sarasota	FL	100%	288	301.7	96.9%	96.8%	97.6%	97.9%	99.3%	S
CG at Legacy Park	Charlotte	NC	100%	288	289.1	93.4%	95.5%	96.9%	96.2%	95.1%	S
CG at Liberty Park	Birmingham	AL	100%	300	338.7	97.3%	92.7%	95.7%	96.7%	100.0%	S
CG at Madison	Huntsville	AL	100%	336	354.6	97.3%	95.8%	96.4%	95.8%	97.6%	S
CG at McGinnis Ferry	Atlanta	GA	100%	434	516.0		97.5%	94.2%	97.7%	98.8%
CG at Metrowest	Orlando	FL	100%	311	313.5	98.7%	97.1%	98.4%	98.7%	99.0%	S
CG at Mount Vernon	Atlanta	GA	100%	213	257.2	96.7%	96.2%	97.7%	99.5%	99.1%
CG at Natchez Trace	Jackson	MS	100%	328	342.8	96.9%	90.2%	90.9%	98.8%	99.7%	S
CG at Patterson Place	Raleigh	NC	100%	252	238.7		88.5%	99.2%	99.2%	94.8%
CG at Promenade	Montgomery	AL	100%	384	424.4	96.4%	90.1%	98.2%	94.3%	100.0%	S
CG at Quarterdeck (1)	Charleston	SC	100%	230	218.9	98.3%	97.0%	97.4%	94.8%	99.6%	S
CG at River Oaks	Atlanta	GA	100%	216	276.2	94.9%	95.4%	94.9%	97.7%	97.7%
CG at River Plantation	Atlanta	GA	100%	232	311.0	94.4%	96.1%	98.3%	96.6%	97.8%
CG at Riverchase	Birmingham	AL	100%	468	745.8	99.4%	96.1%	96.5%	97.2%	99.6%	S
CG at Seven Oaks	Tampa	FL	100%	318	304.5			98.1%	97.5%	96.9%
CG at Sugarloaf	Atlanta	GA	100%	250	329.6	95.2%	96.0%	94.8%	97.6%	94.4%
CG at The Reservoir	Jackson	MS	100%	170	195.6	95.3%	92.4%	93.5%	97.1%	99.4%	S
CG at Town Park	Orlando	FL	100%	456	584.7	96.5%	97.1%	98.0%	99.1%	99.1%	S
CG at Town Park Reserve	Orlando	FL	100%	80	65.8			98.8%	100.0%	100.0%
CG at Trinity Commons (1)	Raleigh	NC	100%	462	277.2	95.7%	95.2%	92.6%	94.8%	97.0%	S
CG at Valley Ranch (1)	Dallas	TX	100%	396	462.1	91.2%	97.0%	93.9%	98.7%	99.0%	S
CG at Wilmington (1)	Wilmington	NC	100%	390	351.9	97.9%	93.1%	96.4%	97.9%	98.2%	S
Clarion Crossing	Raleigh	NC	100%	260	175.4	93.8%	93.8%	92.3%	95.4%	96.5%	S
Copper Crossing	Fort Worth	TX	100%	400	309.2	92.5%	92.8%	95.2%	95.2%	92.8%	S
Cottonwood Crossing (1)	Fort Worth	TX	100%	200	150.2	90.5%	94.5%	97.5%	95.0%	97.5%	S
Cutters Point (1)	Dallas	TX	100%	196	198.0	90.3%	93.4%	97.4%	95.9%	97.4%	S
CV at Ashford Place	Mobile	AL	100%	168	139.1	98.2%	97.0%	95.8%	96.4%	97.0%	S
CV at Bear Creek (1)	Fort Worth	TX	100%	120	90.6	92.5%	96.7%	95.8%	97.5%	97.5%	S
CV at Bedford (1)	Fort Worth	TX	100%	238	154.0	91.6%	94.1%	97.5%	95.0%	96.6%	S
CV at Caledon Wood	Greenville	SC	100%	350	348.3	95.4%	96.0%	96.6%	99.4%	96.9%	S
CV at Canyon Hills (1)	Austin	TX	100%	229	163.1	99.1%	98.7%	98.7%	99.1%	97.8%	S
CV at Charleston Place	Charlotte	NC	100%	214	172.4	95.8%	96.7%	98.1%	96.7%	93.5%	S
CV at Chase Gayton (1)	Richmond	VA	100%	328	311.2	90.9%	93.0%	96.0%	99.4%	96.3%	S
CV at Deerfield (1)	Raleigh	NC	100%	204	181.1	97.1%	94.6%	94.1%	92.2%	99.0%	S
CV at Estrada (1)	Dallas	TX	100%	248	191.2	89.9%	91.5%	96.0%	96.0%	96.4%	S

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			%	Total
Property	Location		Own	Units	SF (000s)	3Q04	4Q04	1Q05	2Q05	3Q05	S-P
CV at Greenbrier (1)	Richmond	VA	100%	258	219.5	98.4%	96.1%	96.1%	98.8%	97.7%	S
CV at Greentree (1)	Savannah	GA	100%	194	165.2	96.9%	90.2%	79.4%	93.3%	96.4%	S
CV at Greystone	Charlotte	NC	100%	408	378.3	96.8%	96.1%	98.0%	95.3%	94.4%	S
CV at Hampton Glen (1)	Richmond	VA	100%	232	182.8	96.1%	97.0%	95.3%	97.8%	98.3%	S
CV at Hampton Pointe	Charleston	SC	100%	304	314.6	91.8%	95.4%	95.4%	96.4%	95.4%	S
CV at Harbour Club (1)	Norfolk	VA	100%	214	174.0	99.1%	96.7%	99.1%	100.0%	98.6%	S
CV at Haverhill	San Antonio	TX	100%	322	326.9	94.7%	93.2%	94.4%	95.0%	96.9%	S
CV at Highland Hills (1)	Raleigh	NC	100%	264	264.1	91.3%	88.6%	89.4%	94.7%	90.9%	S
CV at Huntington (1)	Savannah	GA	100%	147	121.1	98.0%	99.3%	92.5%	95.2%	98.0%	S
CV at Huntleigh Woods	Mobile	AL	100%	233	199.1	96.1%	95.3%	95.3%	95.7%	99.1%	S
CV at Inverness	Birmingham	AL	100%	586	551.6	95.1%	95.2%	95.9%	96.6%	98.8%	S
CV at Main Park (1)	Dallas	TX	100%	192	226.9	93.2%	96.4%	93.8%	96.4%	97.4%	S
CV at Marsh Cove (1)	Savannah	GA	100%	188	412.0	97.3%	87.2%	80.3%	83.0%	93.1%	S
CV at Meadow Creek (1)	Charlotte	NC	100%	250	214.9	96.4%	94.8%	98.4%	93.6%	95.2%	S
CV at Mill Creek	Greensboro	NC	100%	220	197.3	98.2%	94.1%	94.5%	96.8%	98.2%	S
CV at North Arlington (1)	Fort Worth	TX	100%	240	190.6	91.2%	97.1%	96.2%	93.8%	95.4%	S
CV at Paces Glen	Charlotte	NC	100%	172	155.7	95.9%	91.3%	96.5%	97.1%	95.3%	S
CV at Pear Ridge (1)	Dallas	TX	100%	242	187.3	88.8%	97.5%	97.5%	98.3%	98.8%	S
CV at Pinnacle Ridge (1)	Asheville	NC	100%	166	146.9	95.8%	97.6%	94.0%	97.0%	98.8%	S
CV at Poplar Place	Atlanta	GA	100%	324	269.4	87.3%	93.8%	92.0%	94.8%	95.7%	S
CV at Quarry Oaks	Austin	TX	100%	533	459.8	92.9%	94.0%	96.1%	95.3%	95.7%	S
CV at Regency Place	Raleigh	NC	100%	180	151.2	95.0%	97.8%	92.2%	97.2%	95.0%	S
CV at Remington Place	Raleigh	NC	100%	136	149.4	96.3%	96.3%	97.1%	97.1%	97.8%	S
CV at Research Park	Huntsville	AL	100%	736	809.3	95.1%	95.2%	96.9%	96.9%	97.1%	S
CV at Sierra Vista	Austin	TX	100%	232	204.4	94.0%		95.7%	96.6%	98.7%
CV at Silverado I	Austin	TX	100%	238	239.0		LU	LU	LU	97.5%
CV at Spring Lake	Atlanta	GA	100%	188	189.7	93.6%	91.0%	94.1%	93.1%	96.8%	S
CV at Stone Brook	Atlanta	GA	100%	188	176.2	95.7%	94.1%	93.1%	94.7%	95.7%	S
CV at Stone Point	Charlotte	NC	100%	192	162.8	95.8%	95.3%	96.4%	99.5%	97.9%	S
CV at Timber Crest (1)	Charlotte	NC	100%	282	277.1	94.0%	95.7%	95.7%	96.1%	95.4%	S
CV at Timothy Woods	Athens	GA	100%	204	211.4	93.1%	92.2%	95.6%	92.6%	96.1%	S
CV at Tradewinds (1)	Norfolk	VA	100%	284	263.9	97.9%	99.3%	97.5%	98.6%	97.9%	S
CV at Trussville	Birmingham	AL	100%	376	410.3	97.3%	94.7%	94.9%	94.4%	98.1%	S
CV at Twin Lakes	Orlando	FL	100%	460	380.0	LU	LU	LU	LU	99.3%
CV at Waterford (1)	Richmond	VA	100%	312	292.1	93.3%	92.3%	97.1%	99.7%	99.0%	S
CV at Waters Edge (1)	Charleston	SC	100%	204	187.6	95.1%	92.6%	96.1%	96.6%	96.6%	S
CV at Westchase	Charleston	SC	100%	352	248.4	93.8%	95.7%	95.7%	98.9%	93.2%	S
CV at Windsor Place (1)	Charleston	SC	100%	224	213.4	88.8%	92.4%	94.6%	91.1%	92.0%	S
Eagle Crest (1)	Dallas	TX	100%	484	429.3	94.4%	91.5%	92.8%	92.8%	90.9%	S
CV at South Tryon	Charlotte	NC	100%	216	230.5	97.2%	96.8%	97.2%	94.0%	96.8%	S
Glen Eagles I & II	Greensboro	NC	100%	310	158.0	88.7%	88.4%	89.7%	94.8%	94.8%	S
Grayson Square I & II	Fort Worth	TX	100%	450	380.5	93.3%	97.6%	94.9%	95.6%	95.3%	S
Heatherwood (1)	Charlotte	NC	100%	476	432.3	83.8%	87.4%	88.0%	93.9%	95.2%	S
Mayflower Seaside (1)	Norfolk	VA	100%	265	183.5	97.4%	95.8%	95.5%	99.6%	100.0%	S
Merritt at James Island	Charleston	SC	100%	230	257.4	93.0%	90.9%	97.0%	97.8%	97.4%	S
Paces Cove (1)	Dallas	TX	100%	328	219.8	85.7%	91.2%	92.1%	93.9%	97.9%	S
Paces Point	Dallas	TX	100%	300	228.6	92.3%	95.3%	94.3%	93.7%	92.7%	S
Parkside at Woodlake	Raleigh	NC	100%	266	230.2	92.9%	89.5%	88.7%	92.9%	95.5%	S
Remington Hills at Las Colinas (1)	Dallas	TX	100%	362	345.7	94.8%	93.6%	93.6%	93.6%	98.6%	S

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			%	Total
Property	Location		Own	Units	SF (000s)	3Q04	4Q04	1Q05	2Q05	3Q05	S-P
Sierra Ridge (1)	San Antonio	TX	100%	230	172.7	92.2%	93.9%	95.7%	96.5%	92.6%	S
Silverbrook I & II (1)	Fort Worth	TX	100%	642	523.4	90.2%	92.1%	93.8%	96.0%	91.7%	S
Summer Tree (1)	Dallas	TX	100%	232	133.4	96.1%	98.7%	96.6%	97.0%	95.3%	S
Summerwalk (1)	Charlotte	NC	100%	160	154.0	91.9%	195.6%	96.2%	98.1%	96.9%	S
The Arbors on Forest Ridge (1)	Fort Worth	TX	100%	210	154.6	95.2%	98.6%	98.6%	95.2%	96.7%	S
The Gables (1)	Richmond	VA	100%	224	156.3	97.3%	98.2%	97.3%	97.8%	99.6%	S
The Landing	Raleigh	NC	100%	200	192.2	92.0%	93.5%	95.0%	98.5%	95.5%	S
The Meadows I, II, & III	Asheville	NC	100%	392	187.6	94.6%	95.7%	93.4%	91.6%	95.4%	S
The Meridian	Austin	TX	100%	200	158.8	93.0%	97.5%	96.5%	95.5%	95.0%	S
The Timbers	Raleigh	NC	100%	176	131.1	91.5%	92.0%	88.1%	95.5%	92.6%	S
The Trestles	Raleigh	NC	100%	280	217.3	95.7%	95.4%	91.1%	96.8%	97.1%	S
Timberglen (1)	Dallas	TX	100%	304	221.3	92.8%	92.1%	92.8%	95.7%	94.4%	S
Toscana (1)	Dallas	TX	100%	192	145.0	94.8%	94.8%	94.8%	97.9%	91.7%	S
Trolley Square East & West (1)	Richmond	VA	100%	328	180.4	95.1%	90.5%	93.9%	86.3%	97.9%	S
Trophy Chase I & II (1)	Charlottesville	VA	100%	425	372.5	90.6%	91.1%	92.2%	96.0%	93.2%	S
CG at Whitemarsh	Savannah	GA	100%	352	347.7				LU	LU

TOTAL CONSOLIDATED**	119			35,521	33,383.9	94.3%	94.9%	95.2%	96.3%	96.7%

UNCONSOLIDATED PROPERTIES
Arabian Trails	Phoenix	AZ	20%	384	347.2		94.8%	97.9%	96.4%	98.4%
Arbors at Windsor Lake	Columbia	SC	10%	228	216.2				LU	LU
Casas Lindas	Tuscon	AZ	20%	144	160.6		92.4%	93.8%	97.2%	97.2%
CG at Barrington	Macon	GA	15%	176	191.9	96.0%	93.2%	86.9%	96.0%	96.0%
CG at Brentwood	Nashville	TN	25%	254	242.2	92.1%	85.4%	96.1%	98.4%	99.2%
CG at Inverness Lakes	Mobile	AL	15%	312	329.9	85.9%	88.5%	87.8%	90.7%	89.1%
CG at Mountain Brook	Birmingham	AL	15%	392	392.7	98.2%	98.0%	95.9%	95.7%	99.5%
CG at Research Park (Durham)	Raleigh	NC	20%	370	384.0					95.7%
CMS Bayshore Associates, LP	Sarasota	FL	25%	376	368.9	96.8%	100.0%	97.1%	98.1%	98.1%
CMS Palma Sola Assoc, LP	Sarasota	FL	25%	340	291.8	95.9%	98.5%	96.8%	98.2%	98.8%
Colonia del Rio	Tuscon	AZ	20%	176	177.9		91.5%	90.9%	97.2%	97.7%
Colony Woods	Birmingham	AL	10%	414	450.7	98.3%	96.1%	98.6%	96.4%	97.3%
Cunningham	Austin	TX	20%	280	257.3	91.1%	92.9%	98.6%	95.4%	98.6%
CV at Hendersonville	Nashville	TN	25%	364	250.4	97.0%		92.3%	98.1%	96.4%
CV at Hillwood	Montgomery	AL	15%	160	150.9	94.4%	86.2%	98.1%	100.0%	100.0%
CV at Inverness Lakes	Mobile	AL	15%	186	176.5	95.2%	96.2%	96.2%	96.2%	97.8%
CV at Rocky Ridge	Birmingham	AL	15%	226	258.9	90.7%	92.9%	94.7%	97.3%	98.7%
CV at Stockbridge	Atlanta	GA	15%	240	253.2	92.1%	95.0%	95.4%	96.2%	95.4%
Cypress Cove at Suntree	Melbourne	FL	10%	326	334.7					95.1%
Desert Lakes	Las Vegas	NV	20%	184	188.4		96.2%	98.4%	97.8%	97.8%
Fairway Crossing	Phoenix	AZ	20%	310	303.2		94.8%	95.5%	95.8%	96.5%
Hacienda del Rio	Tuscon	AZ	20%	248	152.5		91.1%	95.2%	98.4%	98.4%
La Entrada	Phoenix	AZ	20%	130	112.8		96.9%	98.5%	97.7%	99.2%
Madison at Shoal Run	Birmingham	AL	10%	276	249.3	98.6%	97.1%	98.6%	98.6%	100.0%
Meadows at Brook Highland	Birmingham	AL	10%	400	465.6	96.8%	99.5%	96.5%	97.5%	97.5%
Merritt at Godley Station	Savannah	GA	35%	312	337.3				LU	LU
Pinnacle Estates	Albuquerque	NM	20%	294	313.4		91.2%	93.9%	96.3%	95.9%
Pinnacle Flamingo West	Las Vegas	NV	20%	324	320.4		92.9%	97.8%	98.1%	95.7%
Pinnacle Heights	Tuscon	AZ	20%	310	339.4		93.9%	92.3%	94.5%	97.4%
Pinnacle High Desert	Albuquerque	NM	20%	430	478.0		93.0%	88.4%	94.7%	98.8%
Pinnacle High Resort	Albuquerque	NM	20%	301	322.8		86.0%	90.4%	95.7%	95.0%
Posada del Este	Phoenix	AZ	20%	148	128.9		94.6%	99.3%	97.3%	98.0%
Rancho Viejo	Phoenix	AZ	20%	266	207.4		91.7%	94.0%	89.5%	95.5%
Springhill	Tuscon	AZ	20%	224	175.5		88.4%	96.0%	93.3%	96.9%
Stone Ridge	Columbia	SC	10%	191	196.2	LU	LU	LU	LU	93.7%
Talavera	Las Vegas	NV	20%	350	353.7		94.6%	98.0%	95.7%	96.9%
The Grove at Riverchase	Birmingham	AL	20%	345	344.6					92.8%

TOTAL UNCONSOLIDATED	37			10,391	9,888.3

UNCONSOLIDATED WTD FOR CLP % OWNED				1,924	1,756.4	94.9%	93.8%	95.1%	96.0%	96.9%

(1)	Portfolio occupancy percentages for Cornerstone for all periods prior to 2Q05 utilize amounts perviously reported by Cornerstone.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			%	Total
Property	Location		Own	Units	SF (000s)	3Q04	4Q04	1Q05	2Q05	3Q05	S-P
PROPERTIES SOLD
Ashley Run	Atlanta	GA	100%	348	400.2	79.6%	74.1%	85.6%
Aspen Hills	Fort Worth	TX	100%	240	161.0	90.8%	87.9%	86.2%
Bridgetown Bay	Charlotte	NC	100%	120	104.2	96.7%	97.5%	99.2%
Carlyle Club Apartments	Atlanta	GA	100%	243	264.7	91.4%	91.4%	88.9%
CG at Gainesville	Gainesville	FL	100%	560	488.6	99.3%	96.1%	96.8%
CG at Galleria Woods	Birmingham	AL	100%	244	260.7	95.5%	98.8%	98.0%
CG at Riverhills	Tampa	FL	15%	776	690.3	90.9%	91.4%
CG at Wesleyan	Macon	GA	100%	328	382.9	89.9%	93.6%	93.0%
CMS Carrollwood Assoc, LP	Tampa	FL	0%	244	286.1	94.7%	94.7%	96.7%
CMS Colony Park	Mobile	AL	0%	201	129.6	97.5%	96.0%	96.0%
CMS Hillcrest	Mobile	AL	0%	104	114.4	100.0%	95.2%	97.1%
CMS North Ingle Assoc., LP	Macon	GA	0%	140	133.3	89.3%	92.9%	95.7%
CMS Patio Assoc., LP	Auburn	AL	0%	240	179.0	88.3%	93.8%	88.3%
CMS Spring Creek Assoc., LP	Macon	GA	0%	296	328.0	87.2%	92.9%	93.9%
CMS Stonebridge Crossing	Memphis	TN	0%	500	450.0			97.2%
CV at Ashley Plantation	Bluffton	SC	100%	414	425.1	91.8%	89.4%	84.8%
CV at Cahaba Heights	Birmingham	AL	15%	125	131.2	96.8%	92.0%
CV at Lake Mary	Orlando	FL	100%	504	431.4	96.6%	98.0%	98.6%
CV at Town Park	Sarasota	FL	100%	272	316.4	94.5%	92.6%	98.2%
CV at Vernon Marsh	Savannah	GA	100%	178	151.2	96.1%	0.0%
CV at Walton Way	Augusta	GA	100%	256	254.3	90.2%	92.2%	90.2%
Devonshire	Dallas	TX	100%	144	126.1	90.3%	89.6%	95.1%
Dunwoody Springs	Atlanta	GA	100%	350	331.6	93.7%	94.0%	95.1%
Mill Crossing	Fort Worth	TX	100%	184	127.1	90.8%	92.4%	87.5%
The Preserve at Port Royal	Beaufort	SC	0%	232	0.0

TOTAL SOLD	24			7,243	6,667.7	92.4%	91.6%	93.0%

THIRD-PARTY MANAGED PROPERTIES
CMS Monte D’oro, LLC	Birmingham	AL	0%	200	295.8
CMS Rivermont	Nashville	TN	0%	106	115.3
Hawthorn Groves	Orlando	FL	0%	328	344.4
PH Coursey Place	Baton Rouge	LA	0%	352	344.3
PH Harbour View	Chattanooga	TN	0%	308	323.4
PH Rocky Ridge	Atlanta	GA	0%	300	347.1
Preserve at Godley Station I	Savannah	GA	0%	220	0.0
Preserve at Godley Station II	Savannah	GA	0%	160	0.0
Summit Place	Charleston	SC	0%	226	0.0

TOTAL MANAGED	9			2,200	1,770.4

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

		%	Total
Property	Location	Own	Units	SF (000s)	3Q04	4Q04	1Q05	2Q05	3Q05	S-P
SUMMARY
					Occupancies Weighted for CLP % Owned
Consolidated	119		35,521	33,383.9	94.3%	94.9%	95.2%	96.3%	96.7%
Unconsolidated	37		10,391	9,888.3	94.9%	93.8%	95.1%	96.0%	96.9%

Subtotal — Current Portfolio**	156		45,912	43,272.2	94.3%	94.9%	95.2%	96.3%	96.7%

Managed	9		2,200	1,770.4

Total Owned/Managed	165		48,112	45,042.6

Sold	24		7,243	6,667.7	92.4%	91.6%	93.0%	0.0%

Occy Incl. Sold Assets	189				94.1%	94.0%	94.6%	96.3%

By Property Type (Consolidated & Unconsolidated Assets)
Colonial Grands	41		13,820	14,845.4	95.8%	94.9%	96.2%	97.6%	97.8%
Colonial Villages	53		13,968	12,995.7	94.6%	94.8%	95.3%	96.1%	96.6%
Other	62		18,124	15,431.1	92.6%	94.7%	94.0%	95.3%	95.5%

Total Division**	156		45,912	43,272.2	94.3%	94.8%	95.2%	96.3%	96.7%

Same-Property Occupancy**
Same-Property Portfolio*	101		30,274	28,000.2	94.4%	95.0%	95.0%	96.2%	96.6%

Economic Occupancy**
Same-Property Portfolio*	101		30,274	28,000.2	80.5%	80.1%	82.0%	82.3%	83.0%

Consolidated Assets	119		35,521	33,383.9
Unconsolidated Assets	37		10,391	9,888.3
Total Division	156		45,912	43,272.2	79.6%	80.1%	80.9%	81.5%	81.6%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.
**	Prior period occupancy percentages have been adjusted to reflect the inclusion of Cornerstone.
Notes:
CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	Units	Occy	#	Units	Occy	#	Units	Occy	#	Units	#	Units
Birmingham	AL	5	2,810	97.4%	6	2,053	97.5%	11	4,863	98.0%	1	200	14	5,063
Huntsville	AL	3	1,572	96.7%			0.0%	3	1,572	97.2%			3	1,572
Mobile	AL	2	401	96.0%	2	498	92.4%	4	899	95.0%			4	899
Montgomery	AL	1	384	100.0%	1	160	100.0%	2	544	100.0%			2	544

ALABAMA		11	5,167	98.1%	9	2,711	96.3%	22	7,878	97.7%	1	200	23	8,078

Phoenix	AZ			0.0%	5	1,238	97.3%	5	1,238	97.3%			5	1,238
Tucson	AZ			0.0%	5	1,102	97.5%	5	1,102	97.5%			5	1,102

ARIZONA					10	2,340	97.4%	10	2,340	97.4%			10	2,340

Melbourne	FL				1	326	95.1%	1	326	95.1%			1	326
Orlando	FL	8	2,813	99.0%			0.0%	8	2,813	99.0%	1	328	9	3,141
Sarasota	FL	1	288	99.3%	2	716	98.5%	3	1,004	98.7%			3	1,004
Tampa	FL	1	318	96.9%			0.0%	1	318	96.9%			1	318

FLORIDA		10	3,419	98.8%	2	1,042	98.5%	13	4,461	98.8%	1	328	14	4,789

Athens	GA	1	204	96.1%			0.0%	1	204	96.1%			1	204
Atlanta	GA	11	2,757	97.0%	1	240	95.4%	12	2,997	96.9%	1	300	13	3,297
Macon	GA			0.0%	1	176	96.0%	1	176	1.0%			1	176
Savannah	GA	5	1,189	95.6%	1	312	0.0%	6	1,501	95.6%	2	380	8	1,881

GEORGIA		17	4,150	96.6%	3	728	95.7%	20	4,878	95.0%	3	680	23	5,558

Baton Rouge	LA			0.0%			0.0%			0.0%	1	352	1	352

LOUISIANA											1	352	1	352

Jackson	MS	2	498	99.6%			0.0%	4	498	99.6%			4	498

MISSISSIPPI		2	498	99.6%				4	498	99.6%			4	498

Albuquerque	NM			0.0%	3	1,025	96.9%	3	1,025	96.9%			3	1,025

NEW MEXICO					3	1,025	96.9%	3	1,025	96.9%			3	1,025

Las Vegas	NV			0.0%	3	858	96.6%	3	858	96.6%			3	858

NEVADA					3	858	96.6%	3	858	96.6%			3	858

Ashville	NC	2	558	96.4%			0.0%	2	558	96.4%			2	558
Charlotte	NC	12	3,307	95.6%			0.0%	12	3,307	95.6%			12	3,307
Greensboro	NC	3	932	96.2%			0.0%	3	932	96.2%			3	932
Raleigh	NC	12	3,000	95.8%	1	370	95.7%	13	3,370	95.8%			13	3,370
Wilmington	NC	1	390	98.2%			0.0%	1	390	98.2%			1	390

NORTH CAROLINA		30	8,187	95.9%	1	370	95.7%	31	8,557	95.9%			31	8,557

Charleston	SC	6	1,544	95.5%			0.0%	6	1,544	95.5%	1	226	7	1,770
Columbia	SC				2	419	93.7%	2	419	93.7%			2	419
Greenville	SC	1	350	96.9%			0.0%	1	350	96.9%			1	350
Myrtle Beach	SC	1	288	99.3%			0.0%	1	288	99.3%			1	288

SOUTH CAROLINA		8	2,182	96.2%	2	419	93.7%	10	2,601	96.0%	1	226	11	2,827

Chattanooga	TN			0.0%			0.0%			0.0%	1	308	1	308
Nashville	TN			0.0%	2	618	97.6%	2	618	97.6%	1	106	3	724

TENNESSEE					2	618	97.6%	2	618	97.6%	2	414	4	1,032

Austin	TX	5	1,432	96.6%	1	280	98.6%	6	1,712	96.9%			6	1,712
Dallas	TX	13	3,708	95.5%			0.0%	13	3,708	95.5%			13	3,708
Fort Worth	TX	9	2,936	94.5%			0.0%	9	2,936	94.5%			9	2,936
San Antonio	TX	2	552	95.1%			0.0%	2	552	95.1%			2	552

TEXAS		29	8,628	95.3%	1	280	98.6%	30	8,908	95.4%			30	8,908

Charlottesville	VA	1	425	93.2%			0.0%	1	425	93.2%			1	425
Norfolk	VA	4	911	98.6%			0.0%	4	911	98.6%			4	911
Richmond	VA	7	1,954	98.3%			0.0%	7	1,954	98.6%			7	1,954

VIRGINIA		12	3,290	97.7%				12	3,290	97.7%			12	3,290

TOTAL		119	35,521	96.7%	37	10,391	97.0%	160	45,912	96.8%	9	2,200	169	48,112

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.
Does not include properties in lease-up or development.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
NET OPERATING INCOME *(1)

($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Same-Property Portfolio *(2)
Divisional Revenues *(3)	23,543	23,465	24,532	24,128	95,668	22,573	24,849	24,823		72,245
Divisional Expenses	6,836	6,736	7,105	7,153	27,830	7,113	7,505	7,392		22,010

Divisional NOI	16,707	16,728	17,427	16,976	67,838	15,460	17,344	17,431		50,235

Divisional NOI Margin	71.0%	71.3%	71.0%	70.4%	70.9%	68.5%	69.8%	70.2%		69.5%
growth *(4)	-0.9%	-13.9%	4.2%	0.1%	-3.0%	-7.5%	3.7%	0.0%		-1.2%

Same-Property without Terminations
Lease Terminations	(356)	(53)	(1,048)	(260)	(1,717)	(67)	(892)	(732)		(1,691)

Divisional NOI w/o Term.	16,351	16,675	16,379	16,716	66,121	15,393	16,452	16,699		48,544

growth w/o terminations	-2.1%	-1.8%	-1.2%	-1.6%	-1.7%	-5.9%	-1.3%	2.0%		-1.7%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	24,028	24,206	25,186	25,270	98,690	25,082	29,891	34,310		89,283
Divisional Expenses	7,027	6,937	7,313	7,455	28,732	7,821	9,359	11,050		28,230

Divisional NOI	17,001	17,269	17,872	17,815	69,957	17,261	20,532	23,260		61,053

Divisional NOI Margin	70.8%	71.3%	71.0%	70.5%	70.9%	68.8%	68.7%	67.8%		68.4%

growth	7.0%	-4.9%	13.4%	11.1%	6.3%	1.5%	18.9%	30.1%		17.1%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2004 same-property growth reflects performance of the 2004 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

		Total Office Division					Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Orlando	FL	1,892	19.9%	26.3%	1,471	27.2%	2.0%	1.0%	2.9%	7.9%	8.1%	15.0%
Birmingham	AL	1,389	14.6%	19.6%	1,379	25.5%	3.6%	6.8%	2.5%	-3.4%	4.0%	-3.2%
Huntsville	AL	1,593	16.8%	17.3%	1,141	21.1%	-5.4%	9.0%	-10.3%	-4.1%	6.5%	-3.3%
Atlanta	GA	1,600	16.8%	16.0%	862	15.9%	6.4%	5.2%	6.9%	2.2%	6.5%	5.4%
Tampa/St.Pet	FL	979	10.3%	9.2%	293	5.4%	-4.8%	-3.9%	-5.4%	-5.7%	6.8%	-5.0%
Austin	TX	358	3.8%	4.9%	—	—	—	—	—	—	—	—
Miami/Ft.Laud	FL	355	3.7%	3.6%	—	—	—	—	—	—	—	—
Montgomery	AL	264	2.8%	2.4%	264	4.9%	-7.9%	7.9%	-5.6%	5.0%	7.2%	12.2%
Charlotte	NC	308	3.2%	0.8%	—	—	—	—	—	—	—	—
Jacksonville	FL	209	2.2%	—	—	—	—	—	—	—	—	—
Houston	TX	208	2.2%	—	—	—	—	—	—	—	—	—
Tallahassee	FL	125	1.3%	—	—	—	—	—	—	—	—	—
Dallas	TX	108	1.1%	—	—	—	—	—	—	—	—	—
Memphis	TN	80	0.8%	—	—	—	—	—	—	—	—	—
Rockville	MD	23	0.2%	—	—	—	—	—	—	—	—	—
Richmond	VA	22	0.2%	—	—	—	—	—	—	—	—	—

Total		9,513	100.0%	100.0%	5,410	100.0%	1.2%	4.0%	0.0%	1.0%	6.5%	-1.2%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
     OPERATIONAL STATISTICS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Base Rent per SF — Straight Line (See Reconciliation Below)
Same-Property *(1)	$18.73	$18.76	$18.56	$18.67		$18.34	$18.61	$18.43
change	-1.2%	0.4%	-1.2%	-1.5%		-2.1%	-0.8%	-0.7%
Total Division *(2)	$18.39	$18.33	$18.12	$18.14		$17.84	$18.51	$18.83
change	-4.7%	-3.8%	-5.0%	-4.8%		-3.0%	1.0%	3.9%

Base Rent per SF — Cash (See Reconciliation Below)
Same-Property *(1)	$17.80	$18.03	$18.07	$18.02		$17.51	$17.77	$17.76
change	-1.8%	-1.3%	-1.5%	-2.7%		-1.6%	-1.4%	-1.7%
Total Division *(2)	$17.49	$17.60	$17.63	$17.48		$16.90	$17.56	$17.95
change	-6.5%	-5.5%	-4.8%	-5.5%		-3.4%	-0.2%	1.8%

Base Rent per SF Reconciliation
Same-Property
Cash Rent per SF	$17.80	$18.03	$18.07	$18.02		$17.51	$17.77	$17.76
Effects of Concessions & Contractual Rent Increases	0.93	0.73	0.49	0.65		0.83	0.84	0.67

S-L Rents per SF — Consolidated	$18.73	$18.76	$18.56	$18.67		$18.34	$18.61	$18.43

Total Division
Cash Rent per SF	$17.49	$17.60	$17.63	$17.48		$16.90	$17.56	$17.95
Concess. & Contract. Rent Incr.	0.90	0.73	0.49	0.66		0.94	0.95	0.88

Straight-Lined Rents per SF	18.39	18.33	18.12	18.14		17.84	18.51	18.83

Effect of Unconsolidated Assets	—	—	—	—		—	—	—

S-L Rents per SF — Consolidated	$18.39	$18.33	$18.12	$18.14		$17.84	$18.51	$18.83

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4		4	4	4
Mult by: Avg Occupied SF — Cons.	4,966	5,132	5,187	5,329		5,471	6,095	6,886

Revenue	$22,831	$23,518	$23,498	$24,169		$24,400	$28,2	$32,421

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
(1) The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2) Total division statistics exclude properties in lease-up. Total Division statistics are reconciled to Consolidated Only above.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
OPERATIONAL STATISTICS CONT’D

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05 (2)	4Q05	YTD ’05
Square Feet (in 000s)
Total SF	5,696	5,695	5,670	5,850	5,728	6,277	7,099	7,754		7,043
SF — Unconsolidated Assets	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)		(10)

SF — Consolidated Assets	5,686	5,685	5,660	5,840	5,718	6,267	7,089	7,744		7,033

Capital Expenditures ($ in 000s) *(1)

Regular Maintenance	396	178	334	493	$1,401	286	235	1,171		$1,692
Revenue- Enhancing	—	—	—	—	—	—	—	—		—
Tenant Improvements	1,143	1,947	2,184	3,062	8,336	3,672	4,347	4,097		12,116
Leasing Commissions	779	1,393	794	767	3,733	1,675	1,869	841		4,385
Admin — Division	9	2	168	4	183	6	20	49		75

Total	2,327	3,520	3,480	4,326	13,653	5,639	6,471	6,158		18,268
Less: Unconsolidated Assets	—	—	—	—	—	—	—	—		—

Total — Consolidated Assets	$2,327	$3,520	$3,480	$4,326	$13,653	$5,639	$6,471	$6,158		$18,268

Capital Expenditures per SF
Regular Maintenance	$0.07	$0.03	$0.06	$0.08	$0.24	$0.05	$0.03	$0.15		$0.23
Revenue — Enhancing	—	—	—	—	—	—	—	—		—
Tenant Improvements	0.20	0.34	0.39	0.52	1.46	0.58	0.62	0.53		1.73
Leasing Commissions	0.14	0.24	0.14	0.13	0.65	0.27	0.27	0.11		0.63
Admin — Division	—	—	0.03	—	0.03	—	—	—		0.01

Total	0.41	0.62	0.61	0.74	2.38	0.90	0.92	0.79		2.60

Total — Consolidated Assets	$0.41	$0.62	$0.61	$0.74	$2.39	$0.90	$0.92	$0.79		$2.60

Notes:

(1)	See page 17 for a reconciliation to the Income Statement.

(2)	Does not include Colonial’s portion of square footage related to the DRA / Colonial Office JV as this aquistion was completed on September 27, 2005.
LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	Consolidated Assets (3)
	% of Leased			% of
	SF	SF	Rent	Total
2005	159	2%	$3,029	3%
2006	880	13%	15,572	13%
2007	1,157	17%	21,377	18%
2008	847	12%	15,328	13%
2009	766	11%	14,050	12%
2010 +	3,182	46%	50,608	42%

Total Leased SF	6,991		$119,964
TENANT CONCENTRATION
(SF in 000s)

	Consolidated Assets (3)
		% of Total
	SF	Co. Rev
1 Charles Schwab	358,049	1.3%
2 Fiserv Solutions	282,671	1.0%
3 Veritas Software	202,285	0.7%
4 Witness Systems	96,452	0.5%
5 Ace Insurance	98,053	0.4%
6 General Services Admin	137,211	0.4%
7 Kurt Salmon Associates	67,165	0.3%
8 DRS Test and Energy Management	215,485	0.3%
9 IMERYS	78,789	0.3%
10 Infinity Insurance	153,783	0.3%

(3)	Does not include DRA / Colonial Office JV as this acquisiton was completed on September 27, 2005.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED ASSETS

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal	96.1	207.2	75.4	235.8	614.6	166.3	106.0	154.4		426.7
New	104.4	119.7	158.5	160.0	542.6	149.9	142.2	162.9		455.0
Development	13.6	3.6	12.3	5.5	35.0	3.9	6.2	10.0		20.2

Total	214.1	330.5	246.3	401.3	1,192.2	320.1	254.5	327.3		901.9

Annual Rent $- Straight Line
Renewal	$17.13	$17.16	$15.74	$16.61	$16.77	$17.30	$16.32	$16.94		$16.92
New	14.39	17.45	15.39	16.44	15.96	16.30	17.76	18.66		17.60
Development	21.24	20.01	20.34	21.82	20.89	21.93	24.65	29.36		26.45

Total	$16.06	$17.30	$15.75	$16.61	$16.52	$16.89	$17.33	$18.17		$17.48

Annual Rent $- Cash *(2)
Renewal	$16.82	$16.22	$15.52	$15.67	$16.02	$14.56	$15.91	$16.73		$15.68
New	10.94	14.53	13.86	15.71	13.99	15.95	17.76	18.12		17.30
Development	20.10	16.25	19.15	21.35	19.57	21.50	24.00	29.29		26.13

Total	$14.16	$15.61	$14.63	$15.76	$15.20	$15.30	$17.14	$17.81		$16.73

Concession $
Renewal	$0.13	$0.10	$—	$1.62	$0.68	$0.45	$1.77	$0.94		$0.95
New	3.21	3.91	5.19	0.99	3.29	3.19	5.46	3.24		3.92
Development	1.27	—	1.94	2.48	1.57	—	5.80	6.95		5.23

Total	$1.71	$1.48	$3.44	$1.38	$1.89	$1.73	$3.93	$2.27		$2.54

TI Committed $
Renewal	$0.74	$3.97	$1.39	$10.17	$5.52	$6.28	$4.82	$3.33		$4.85
New	12.46	16.58	16.41	14.50	15.12	13.06	14.03	13.37		13.48
Development	27.07	25.00	16.76	30.55	23.79	30.00	30.96	29.17		29.89

Total	$8.13	$8.76	$11.82	$12.17	$10.43	$9.75	$10.61	$9.12		$9.76

Leasing Commissions $
Renewal	$0.16	$3.70	$0.66	$4.21	$2.97	$4.41	$1.66	$1.33		$2.61
New	3.52	5.71	5.44	3.92	4.68	3.50	4.23	4.06		3.93
Development	2.70	6.14	2.78	0.86	2.78	0.50	10.13	13.83		10.08

Total	$1.96	$4.45	$3.84	$4.04	$3.74	$3.94	$3.30	$3.07		$3.44

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	YTD '05
Cash Rents	$14.16	$15.61	$14.63	$15.76	$15.20	$15.30	$17.14	$17.81	$16.73
Concess. and Contract. Rent Incr.	1.90	1.69	1.12	0.85	1.32	1.58	0.19	0.36	0.75

Straight Line Rents	$16.06	$17.30	$15.75	$16.61	$16.52	$16.89	$17.33	$18.17	$17.48

3Q05	- 45 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

		%
Property	Location	Own	SF - 000s	3Q04	4Q04	1Q05	2Q05	3Q05	S-P
CONSOLIDATED PROPERTIES
250 Commerce Center	Montgomery	AL	37.4	100.0%	100.0%	100.0%	97.1%	97.1%	S
901 Maitland	Orlando	FL	155.7	68.1%	67.8%	78.7%	81.1%	76.5%	S
AmSouth Center	Huntsville	AL	154.5	95.5%	93.2%	94.5%	94.2%	95.6%	S
Colonial Bank Centre	Miami	FL	235.5				78.3%	80.1%
Colonal Center at Colonnade	Birmingham	AL	419.2	98.4%	97.5%	62.7%	100.0%	99.8%	S
Colonial Center 100 at TownPark	Orlando	FL	153.6	100.0%	99.1%	100.0%	100.0%	100.0%	S
Colonial Center 200 at TownPark	Orlando	FL	155.2	95.4%	98.8%	100.0%	100.0%	100.0%	S
Colonial Center 600 at TownPark	Orlando	FL	199.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center at Bayside	Tampa	FL	213.8				52.9%	54.0%
Colonial Center Blue Lake	Birmingham	AL	166.6	84.1%	79.8%	91.6%	99.5%	100.0%	S
Colonial Center Heathrow	Orlando	FL	807.1	84.0%	85.0%	86.3%	86.9%	90.9%	S
Colonial Center Heathrow 1001	Orlando	FL	192.2					95.0%
Colonial Center Lakeside	Huntsville	AL	121.5	100.0%	100.0%	97.9%	100.0%	98.9%	S
Colonial Center at Research Park	Huntsville	AL	133.5	100.0%	98.9%	100.0%	94.8%	94.8%	S
Colonial Center at Research Place	Huntsville	AL	272.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center Mansell Overlook	Atlanta	GA	652.5	92.2%	94.6%	95.3%	97.8%	98.7%	S
Colonial Place I and II	Tampa	FL	371.0			88.8%	92.4%	89.3%
Colonial Plaza	Birmingham	AL	170.9	96.1%	89.0%	80.2%	98.4%	96.0%	S
Colonial TownPark Office — Lifestyle	Orlando	FL	33.4	LU	LU	LU	LU	100.0%
Concourse Center	Tampa	FL	292.8	92.8%	93.0%	77.8%	83.6%	83.8%	S
DRS Building	Huntsville	AL	215.5	100.0%	100.0%	100.0%	100.0%	100.0%
Esplanade	Charlotte	NC	201.9					41.1%
Independence Plaza	Birmingham	AL	106.2	100.0%	98.4%	94.8%	98.6%	98.6%	S
International Park	Birmingham	AL	210.7	98.7%	98.9%	99.3%	99.3%	99.3%	S
Interstate Park	Montgomery	AL	227.0	90.8%	95.5%	97.8%	97.7%	90.3%	S
Lakeside at Mansell	Atlanta	GA	14.8				LU	LU
Mansell 400 Business Park	Atlanta	GA	188.5	66.2%	72.5%	72.2%	84.0%	84.5%	S
The Peachtree	Atlanta	GA	260.9					75.2%
Perimeter Corporate Park	Huntsville	AL	234.6	95.4%	91.6%	85.6%	82.5%	84.2%	S
Progress Center	Huntsville	AL	224.4	95.9%	96.7%	92.3%	95.1%	100.0%	S
Research Park Office Center	Huntsville	AL	176.6		96.2%	96.7%	97.6%	98.2%
Research Park Office Center #4	Huntsville	AL	59.9			75.1%	100.0%	100.0%
Research Park Plaza III and IV	Austin	TX	357.7				100.0%	100.0%
Riverchase Center	Birmingham	AL	305.2	90.9%	87.1%	87.6%	92.9%	96.4%	S
Shoppes at Mansell	Atlanta	GA	20.9	100.0%	100.0%	100.0%	100.0%	100.0%	S

TOTAL CONSOLIDATED	35		7,743.1	92.2%	92.2%	89.5%	92.7%	91.3%

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

			%
Property		Location	Own	SF - 000s	3Q04	4Q04	1Q05	2Q05	3Q05 S-P
UNCONSOLIDATED PROPERTIES
6600 Campus Circle (1)	Dallas	TX	15%	127.2					96.8%
Atlanta Chamblee (1)	Atlanta	GA	15%	1,129.6					91.3%
Atlanta Gwinnett Place (1)	Atlanta	GA	15%	262.8					81.8%
Atlanta Perimeter (1)	Atlanta	GA	15%	181.9					83.0%
Atlantic Center Plaza (1)	Atlanta	GA	15%	501.2					88.9%
Baymeadows Way (1)	Jacksonville	FL	15%	224.3					100.0%
Broward Financial Center (1)	Ft.Lauderdale	FL	15%	325.6					86.4%
Charlotte University (1)	Charlotte	NC	15%	182.9					78.8%
Charlotte Vanguard (1)	Charlotte	NC	15%	527.5					66.1%
Decoverly (1)	Rockville	MD	15%	154.8					98.8%
Germantown Center (1)	Memphis	TN	15%	531.7					84.6%
Jacksonville Baymeadows (1)	Jacksonville	FL	15%	751.3					97.3%
Jacksonville JTB (1)	Jacksonville	FL	15%	416.8					100.0%
Land Title Building	Birmingham	AL	33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%
Las Olas Centre (1)	Ft.Lauderdale	FL	15%	469.2					89.2%
McGinnis Park (1)	Atlanta	GA	15%	202.2					63.6%
Orlando Central (1)	Orlando	FL	15%	616.5					85.1%
Orlando Lake Mary (1)	Orlando	FL	15%	303.5					80.4%
Orlando University (1)	Orlando	FL	15%	383.1					85.3%
Paragon Place 1 (1)	Richmond	VA	15%	145.1					99.7%
Post Oak (1)	Houston	TX	15%	1,200.9					84.4%
Ravinia 3 (1)	Atlanta	GA	15%	804.3					76.3%
Signature Place (1)	Dallas	TX	15%	437.3					72.4%
St.Petersburg Center (1)	Tampa	FL	15%	673.9					91.6%
Tallahassee Center (1)	Tallahassee	FL	15%	836.4					77.8%
Tollway Crossing (1)	Dallas	TX	15%	152.2					100.0%
Westchase (1)	Houston	TX	15%	184.3					91.4%

TOTAL UNCONSOLIDATED	27			11,756.4
UNCONSOLIDATED WTD FOR CLP % OWNED				1,769.0	100.0%	100.0%	100.0%	100.0%	85.7%

(1)	DRA / Colonial Office JV Property

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

			%
Property	Location		Own	SF - 000s	3Q04	4Q04	1Q05	2Q05	3Q05	S-P
THIRD-PARTY MANAGED PROPERTIES
Beacon Ridge Tower	Birmingham	AL	0%	153.4
Concourse Riverchase	Birmingham	AL	0%	171.5
HIBC Bldg 550	Orlando	FL	0%	125.9
HIBC Bldg 600	Orlando	FL	0%	125.2
International Park 2000	Birmingham	AL	0%	129.5
Interstate Park 700 & 800	Montgomery	AL	0%	43.4

TOTAL MANAGED	6			748.8

SUMMARY

				Occupancies Weighted for CLP % Owned
Consolidated	35			7,743.1	92.2%	92.2%	89.5%	92.7%	91.3%
Unconsolidated	27			1,769.0	100.0%	100.0%	100.0%	100.0%	85.7%

Subtotal — Current Portfolio	62			9,512.1	92.2%	92.4%	89.5%	92.7%	90.2%

Managed	6			748.8

Total Owned & Managed	68			10,260.9

Occupancy Total Including Sold Assets					92.6%	92.2%	89.5%	92.7%	90.2%

By Property Type (Consolidated & Unconsolidated Assets)

Suburban Office	56			18,610.3	91.9%	92.4%	89.7%	92.8%	90.7%
Central Business District	6			889.3	96.4%	92.1%	86.7%	89.5%	85.5%

Total Division	62			19,499.6	92.2%	92.2%	89.5%	92.5%	90.2%

Same-Property Occupancy
Same-Property Portfolio *	23			5,410.0	91.9%	91.9%	89.0%	93.9%	94.6%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF

Birmingham	AL	6	1,379	98.4%	1	30	100.0%	7	1,409	98.5%	3	454	10	1,863
Huntsville	AL	9	1,593	96.5%				9	1,593	96.5%			9	1,593
Montgomery	AL	2	264	91.3%				2	264	91.3%	1	43	3	308

ALABAMA		17	3,236	96.9%	1	30	100.0%	18	3,266	96.9%	4	498	22	3,764

Jacksonville	FL			0.0%	3	1,392	98.6%	3	1,392	98.6%			3	1,392
Miami/Ft.Lauderdale	FL	1	236	80.1%	2	795	88.1%	3	1,030	86.3%			3	1,030
Orlando	FL	7	1,697	93.0%	3	1,303	84.0%	10	3,000	89.1%	2	251	12	3,251
Tallahassee	FL			0.0%	1	836	77.8%	1	836	77.8%			1	836
Tampa/St.Pete.	FL	3	878	78.9%	1	674	91.6%	4	1,552	84.4%			4	1,552

FLORIDA		11	2,810	87.5%	10	5,001	88.7%	21	7,811	88.3%	2	251	23	8,062

Atlanta	GA	5	1,138	90.9%	6	3,082	83.9%	11	4,220	85.8%			11	4,220

GEORGIA		5	1,138	90.9%	6	3,082	83.9%	11	4,220	85.8%			11	4,220

Charlotte	NC	1	202	41.1%	2	710	69.4%	3	912	50.8%			3	912

NORTH CAROLINA		1	202	41.1%	2	710	69.4%	3	912	50.8%			3	912

Rockville	MD			0.0%	1	155	98.8%	1	155	98.8%			1	155

MARYLAND				0.0%	1	155	98.8%	1	155	98.8%			1	155

Memphis	TN			0.0%	1	532	84.6%	1	532	84.6%			1	532

TENNESSEE				0.0%	1	532	84.6%	1	532	84.6%			1	532

Austin	TX	1	358	100.0%				1	358	100.0%			1	358
Dallas	TX			0.0%	3	717	82.6%	3	717	82.6%			3	717
Houston	TX			0.0%	2	1,385	85.4%	2	1,385	85.4%			2	1,385

TEXAS		1	358	0.0%	5	2,102	84.5%	6	2,460	92.7%			6	2,460

Richmond	VA			0.0%	1	145	99.7%	1	145	99.7%			1	145

VIRGINIA				0.0%	1	145	99.7%	1	145	99.7%			1	145

TOTAL		35	7,743	91.3%	27	11,756	85.7%	62	19,500	90.2%	6	749	68	20,249

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
NET OPERATING INCOME *(1)

($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Same-Property Portfolio *(2)
Divisional Revenues *(3)	24,216	24,151	24,351	27,667	100,384	24,926	24,593	25,172		74,691
Divisional Expenses	6,545	6,980	7,217	7,041	27,783	6,882	7,061	7,422		21,365

Divisional NOI	17,671	17,171	17,134	20,626	72,600	18,044	17,532	17,750		53,326

Divisional NOI Margin	73.0%	71.1%	70.4%	74.6%	72.3%	72.4%	71.3%	70.5%		71.4%

growth *(4)	0.3%	3.3%	1.1%	1.4%	1.5%	1.3%	1.7%	3.6%		2.6%
Same-Property without Terminations
Lease Terminations	(144)	(133)	(52)	(76)	(405)	—	(121)	(22)		(144)

Divisional NOI w/o Term	17,527	17,038	17,082	20,550	72,195	18,044	17,411	17,728		53,182

growth w/o terminations	1.7%	1.4%	1.7%	1.3%	1.5%	2.0%	2.0%	3.8%		3.0%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.
Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(843)	(768)	(892)	(989)	(3,492)	(899)	(898)	(880)		(2,677)

Divisional NOI — Consolidated	16,828	16,403	16,242	19,637	69,108	17,145	16,634	16,870		50,649

growth — consolidated properties	-0.2%	3.0%	0.2%	0.9%	1.0%	1.1%	1.1%	3.9%		2.4%

Total Portfolio
Divisional Revenues *(3)	38,556	39,030	42,986	48,644	169,217	44,452	41,153	36,824		122,429
Divisional Expenses	11,357	12,285	13,585	13,532	50,759	13,163	12,648	11,330		37,141

Divisional NOI	27,198	26,746	29,401	35,113	118,457	31,289	28,506	25,494		85,288

Divisional NOI Margin	70.5%	68.5%	68.4%	72.2%	70.0%	70.4%	69.3%	69.2%		69.7%

growth	-0.1%	4.6%	14.5%	14.4%	8.5%	15.0%	6.6%	-13.3%		2.3%
Notes:
(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2004 same-property growth reflects performance of the 2004 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY PROPERTY TYPE

	Total Division			Same-Property
						Increase/(Decrease) from Prior Year Period
	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Malls	4,975	47.3%	51.3%	4,573	58.4%	4.5%	4.4%	4.5%	3.0%	3.7%	2.7%
Shopping Centers	5,549	52.7%	48.7%	3,251	41.6%	1.4%	-1.2%	2.2%	2.1%	1.2%	2.4%

Total	10,524	100.0%	100.0%	7,824	100.0%	3.4%	2.8%	3.6%	2.7%	3.0%	2.6%

Notes:
(1)	Includes both consolidated and unconsolidated properties. See page 10 for Reconcilation to Income Statement.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary – Retail
OPERATIONAL STATISTICS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
MALLS
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$22.25	$22.31	$22.42	$22.36		$22.49	$22.59	$22.79
change	2.3%	1.9%	1.7%	1.1%		1.1%	1.3%	1.7%
Total Division *(2)	$23.72	$23.60	$23.62	$22.77		$23.01	$23.11	$22.68
change	6.8%	5.3%	5.4%	3.2%		-3.0%	-2.1%	-4.0%
Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$22.12	$22.16	$22.22	$22.19		$22.32	$22.33	$22.51
change	2.4%	2.0%	1.8%	1.3%		0.9%	0.8%	1.3%
Total Division *(2)	$23.61	$23.45	$23.42	$22.64		$22.88	$22.87	$22.40
change	6.6%	5.1%	4.6%	2.7%		-3.1%	-2.5%	-4.4%
Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$22.12	$22.16	$22.22	$22.19		$22.32	$22.33	$22.51
Effects of Concessions
& Contractual Rent Increases	0.13	0.15	0.20	0.17		0.17	0.26	0.28

Straight-Line Rent per SF	22.25	22.31	22.42	22.36		22.49	22.59	22.79

Effect of Unconsolidated Assets	(1.10)	(1.10)	(1.04)	(1.03)		(1.01)	(1.04)	(0.98)

S-L Rents per SF(Ten<10K) — Consolidated	$21.15	$21.21	$21.38	$21.33		$21.48	$21.55	$21.81

Total Division
Cash Rent per SF	$23.61	$23.45	$23.42	$22.64		$22.88	$22.87	$22.40
Concess & Contract. Rent Incr.	0.11	0.15	0.20	0.13		0.13	0.24	0.28

Straight-Line Rent per SF	23.72	23.60	23.62	22.77		23.01	23.11	22.68

Effect of Unconsolidated Assets	(1.75)	(1.54)	(1.45)	(0.61)		(0.60)	(0.69)	(0.93)

S-L Rents per SF(Ten<10K) — Consolidated	$21.97	$22.06	$22.17	$22.16		$22.41	$22.42	$21.75

To Reconcilie to Total Mall Minimum Rent
Less: Effects of Ten>10K	(12.10)	(12.50)	(12.80)	(12.35)		(12.97)	(12.75)	(12.44)

S-L Rents for Malls — Consolidated	9.87	9.56	9.37	9.81		9.44	9.67	9.31
Div by: # of Qtrs In Yr	4	4	4	4		4	4	4
Mult by: Avg Occupied SF — Consolidated	6,301	6,279	6,348	6,375		6,553	5,627	4,528

Minimum Rents	$15,540	$15,003	$14,877	$15,632		$15,460	$13,607	$10,538

The Company believes that Cash Rents is useful to investors as an alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.
Notes:
(1)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
OPERATIONAL STATISTICS CONT’D

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
SHOPPING CENTERS
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$14.28	$14.28	$14.46	$14.58		$14.55	$14.62	$14.66
change	1.6%	2.6%	5.8%	6.0%		1.9%	2.4%	1.4%
Total Division *(2)	$14.78	$15.21	$16.02	$16.63		$16.92	$16.96	$16.97
change	11.1%	15.1%	19.6%	15.6%		14.5%	11.5%	5.9%
Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$14.28	$14.27	$14.47	$14.61		$14.52	$14.58	$14.57
change	1.7%	2.6%	5.8%	6.2%		1.7%	2.2%	0.7%
Total Division *(2)	$14.74	$15.13	$16.00	$16.55		$16.79	$16.80	$16.72
change	10.8%	14.5%	19.3%	15.3%		13.9%	11.0%	4.5%

Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$14.28	$14.27	$14.47	$14.61		$14.52	$14.58	$14.57
Effects of Concessions
& Contractual Rent Increases	—	0.01	(0.01)	(0.03)		0.03	0.04	0.09

Straight-Line Rent per SF	14.28	14.28	14.46	14.58		14.55	14.62	14.66

Effect of Unconsolidated Assets	(0.38)	(0.38)	(0.36)	(0.34)		(0.35)	(0.33)	(0.26)

S-L Rents per SF — Consolidated	$13.90	$13.90	$14.10	$14.24		$14.20	$14.29	$14.40

Total Division
Cash Rent per SF	$14.74	$15.13	$16.00	$16.55		$16.79	$16.80	$16.72
Concess. & Contract. Rent Incr.	0.04	0.08	0.02	0.08		0.13	0.16	0.25

Straight-Line Rent per SF	14.78	15.21	16.02	16.63		16.92	16.96	16.97

Unconsolidated Assets	(0.27)	(0.22)	(0.11)	(0.04)		(0.02)	(0.02)	0.01

S-L Rents per SF — Consolidated	$14.51	$14.99	$15.91	$16.59		$16.90	$16.94	$16.98

To Reconcilie to Total Center Minimum Rent
Less: Effects of Ten>10K	(4.91)	(5.97)	(5.67)	(5.51)		(4.86)	(5.34)	(5.46)

S-L Rents for Centers — Consolidated	9.60	9.02	10.24	11.08		12.04	11.60	11.52
Div by: # of Qtrs In Yr	4	4	4	4		4	4	4
Mult by: Avg Occupied SF — Consolidated	3,421	3,855	4,402	4,536		4,505	4,773	4,918

Minimum Rents	$8,212	$8,692	$11,271	$12,562		$13,561	$13,847	$14,169

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.
Notes:
(1)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
TENANT PERFORMANCE *(1)

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
CONSOLIDATED & UNCONSOLIDATED ASSETS
MALLS
Occupancy Costs *(2)	11.8%	11.6%	11.7%	11.3%		11.4%	11.3%	11.0%

Gross Sales per SF *(3)
Same-Property *(4)	$267.53	$267.87	$264.94	$265.32		$268.50	$268.95	$271.11
change	3.8%	3.8%	2.0%	0.5%		0.4%	0.4%	2.3%
Total Division	$272.32	$273.36	$272.42	$270.36		$271.82	$271.46	$270.19
change	1.9%	1.8%	0.8%	0.0%		-0.2%	-0.7%	-0.8%

CONSOLIDATED ASSETS
MALLS
Occupancy Costs *(2)	10.9%	10.9%	10.9%	11.0%		11.0%	10.9%	10.5%

Gross Sales per SF *(3)
Same-Property *(4)	$271.89	$272.69	$270.50	$270.62		$271.42	$271.24	$273.08
change	3.8%	3.8%	2.0%	0.5%		-0.2%	-0.5%	1.0%
Total Division	$274.13	$275.25	$273.73	$271.54		$274.00	$273.40	$271.90
change	3.2%	3.4%	1.4%	0.1%		0.0%	-0.7%	-0.7%

CONSOLIDATED & UNCONSOLIDATED ASSETS
SHOPPING CENTERS
Occupancy Costs *(2)	10.1%	10.1%	9.8%	9.6%		9.8%	9.7%	9.4%

Gross Sales per SF *(3)
Same-Property *(4)	$205.61	$204.46	$206.14	$209.56		$210.61	$210.94	$212.96
change	-0.5%	-0.9%	0.7%	1.8%		2.4%	3.2%	3.3%
Total Division *(5)	$226.53	$224.59	$218.24	$217.86		$225.00	$226.34	$228.08
change	1.6%	1.1%	-0.1%	-1.2%		-0.7%	0.8%	4.5%

CONSOLIDATED ASSETS
SHOPPING CENTERS
Occupancy Costs *(2)	10.0%	10.0%	9.7%	9.6%		9.7%	9.6%	9.4%

Gross Sales per SF *(3)
Same-Property *(4)	$203.24	$201.38	$202.66	$205.90		$207.05	$207.28	$208.03
change	-0.1%	-0.4%	0.2%	1.3%		1.9%	2.9%	2.6%
Total Division *(5)	$225.98	$223.39	$216.54	$215.90		$223.59	$224.97	$225.95
change	2.1%	1.4%	-0.8%	-2.2%		-1.1%	0.7%	4.3%
Notes:
(1)	Tenant Performance statistics are provided by tenants. Due to late-reporting tenants, historical Tenant Performance data may change as the information is received and incorporated in the statistics.

(2)	Includes all reporting tenants less than 10,000 square feet.

(3)	Includes all reporting tenants less than 10,000 square feet for malls and all reporting tenants for shopping centers.

(4)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year; same property malls excludes Colonial Mall Gadsden, Colonial Mall Macon, Colonial Mall Temple, Colonial Mall Burlington and Colonial University Village.

(5)	Total division statistics exclude properties in lease-up.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
CAPEX SUMMARY

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Square Feet (in 000s)
Total SF	11,473	11,945	12,623	12,302	12,086	12,356	11,963	10,392		11,570
SF — Unconsolidated Assets	(531)	(531)	(510)	(170)	(436)	(556)	(563)	(563)		(561)

SF — Consolidated Assets	10,942	11,414	12,113	12,132	11,650	11,800	11,400	9,829		11,010

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$416	$1,126	$676	$481	$2,699	$1,456	$2,546	$182		$4,184
Revenue- Enhancing	94	713	236	723	1,766	414	361	921		1,696
Tenant Improvements	600	2,227	4,131	2,253	9,211	850	2,303	3,028		6,181
Leasing Commissions	284	705	411	804	2,204	279	308	1,756		2,343
Admin — Division	3	73	12	8	96	5	135	6		146

Total w/o Acquisition-Related	1,397	4,844	5,466	4,269	15,976	3,003	5,653	5,893		14,550
Acquisition-Related *(2)	—	—	—	78	78	43	221	1		265
Less: Unconsolidated Assets	(90)	(34)	(411)	(204)	(739)	18	(955)	(3)		(941)

Total — Consolidated Assets	$1,307	$4,810	$5,055	$4,143	$15,315	$3,064	$4,918	$5,892		$13,874

Capital Expenditures per SF
Regular Maintenance	$0.04	$0.09	$0.05	$0.04	$0.22	$0.12	$0.21	$0.02		$0.36
Revenue- Enhancing	0.01	0.06	0.02	0.06	0.15	0.03	0.03	0.09		0.15
Tenant Improvements	0.05	0.19	0.33	0.18	0.76	0.07	0.19	0.29		0.53
Leasing Commissions	0.02	0.06	0.03	0.07	0.18	0.02	0.03	0.17		0.20

Total	0.12	0.41	0.43	0.35	1.32	0.24	0.47	0.57		1.26

Total — Consolidated Assets	$0.12	$0.42	$0.42	$0.34	$1.31	$0.26	$0.43	$0.60		$1.26

Notes:
(1)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.
LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	Total Consolidated & Unconsolidated Assets					Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2005	285	3%	$4,337	4%	222	2%	$3,119	3%
2006	1,120	10%	12,003	10%	1,000	11%	10,644	12%
2007	1,311	12%	13,743	12%	1,029	11%	10,012	11%
2008	996	9%	10,535	9%	918	10%	8,984	10%
2009	1,131	10%	11,425	10%	1,029	11%	9,514	10%
2010+	5,964	55%	67,112	56%	4,983	54%	49,688	54%

Total Leased SF	10,806		119,154		9,180		91,962

TENANT CONCENTRATION

(SF in 000s)		Total Consolidated & Unconsolidated Assets			Consolidated Assets Only
			% of Total				% of Total
		SF	Co. Rev			SF	Co. Rev
1	The Limited, Inc.	191	0.8%	1	Saks Inc.	537	0.8%
2	Saks Inc.	537	0.8%	2	Regal Cinemas, Inc.	186	0.7%
3	Regal Cinemas, Inc.	186	0.7%	3	The Limited, Inc.	172	0.7%
4	J.C. Penney Co., Inc.	780	0.5%	4	J.C. Penney Co., Inc.	780	0.5%
5	TJX Companies, Inc.	281	0.5%	5	TJX Companies, Inc.	281	0.5%
6	Publix Supermarkets Inc.	229	0.5%	6	Sears, Roebuck & Co.	671	0.4%
7	Sears, Roebuck & Co.	671	0.4%	7	Wal-Mart Stores, Inc.	307	0.4%
8	Wal-Mart Stores, Inc.	523	0.4%	8	Publix Supermarkets Inc.	185	0.4%
9	Books-A-Million, Inc.	138	0.4%	9	Belk, Inc.	666	0.3%
10	Belk, Inc.	666	0.3%	10	GAP, Inc.	87	0.3%

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — TOTAL (MALLS & SHOPPING CENTERS) — CONSOLIDATED & UNCONSOLIDATED ASSETS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
(SF in 000s; $ per SF)

Square Feet *(1)
Renewal	286	207	89	154	736	88	279	304		671
New	84	143	223	175	625	47	192	207		446
Development	77	129	39	14	259	38	25	75		138

Total	447	479	351	343	1,620	173	496	586		1,254

Annual Rent $— Straight Line
Total	$12.91	$14.00	$13.91	$14.19	$13.72	$18.20	$13.74	$13.34		$14.17

Annual Rent $— Cash *(2)
Renewal	$9.53	$11.73	$17.03	$14.38	$12.07	$15.18	$11.88	$9.81		$11.37
New	18.63	13.10	11.20	11.40	12.69	23.62	14.84	15.81		16.20
Development	17.95	17.02	18.72	40.84	18.87	16.68	20.13	19.06		18.61

Total	$12.70	$13.57	$13.52	$13.97	$13.40	$17.80	$13.44	$13.11		$13.89

TI Committed $
Renewal	$1.67	$—	$0.10	$—	$0.66	$0.14	$0.04	$0.16		$0.10
New	32.27	33.01	33.24	6.11	25.47	14.53	19.36	33.94		25.60
Development	6.31	51.07	5.98	7.22	28.57	44.76	70.18	3.16		26.83

Total	$8.25	$23.63	$21.82	$3.42	$14.71	$13.85	$11.06	$12.47		$12.11

Leasing Commissions $
Renewal	$0.45	$0.59	$0.76	$0.60	$0.56	$0.63	$0.83	$0.66		$0.72
New	4.26	2.31	2.20	3.05	2.74	5.09	2.68	5.39		4.19
Development	2.78	2.88	1.72	6.62	2.88	2.76	3.54	4.86		4.04

Total	$1.57	$1.72	$1.79	$2.10	$1.78	$2.31	$1.68	$2.87		$2.32

Notes:
(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	YTD ’05
Cash Rents	$12.70	$13.57	$13.52	$13.97	$13.40	$17.80	$13.44	$13.11	$13.89
Concessions and Contr. Rent Incr.	0.21	0.43	0.39	0.22	0.32	0.39	0.31	0.24	0.28

Straight Line Rents	$12.91	$14.00	$13.91	$14.19	$13.72	$18.20	$13.74	$13.34	$14.17

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — TOTAL (MALLS & SHOPPING CENTERS) — CONSOLIDATED ASSETS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
(SF in 000s; $ per SF)

Square Feet *(1)
Renewal	286	189	89	154	717	70	275	282		627
New	80	132	220	175	607	31	196	201		427
Development	59	44	32	10	145	26	24	26		76

Total	424	365	340	339	1,469	127	495	509		1,131

Annual Rent $— Straight Line
Total	$12.45	$12.78	$13.52	$13.41	$13.00	$15.97	$14.11	$12.54		$13.61

Annual Rent $— Cash *(2)
Renewal	$9.53	$11.49	$17.03	$14.39	$11.71	$15.07	$11.67	$9.12		$10.90
New	18.72	12.90	11.17	11.40	12.24	17.18	15.92	15.68		15.90
Development	16.60	16.02	15.83	26.09	9.47	15.35	20.58	20.75		18.83

Total	$12.26	$12.55	$13.13	$13.20	$12.75	$15.64	$13.78	$12.30		$13.33

TI Committed $
Renewal	$1.67	$—	$0.10	$—	$0.66	$—	$0.04	$0.13		$0.07
New	33.86	35.45	33.73	6.11	25.39	8.62	18.98	34.49		25.51
Development	1.04	34.25	6.64	10.10	7.27	33.00	85.15	29.72		48.35

Total	$7.66	$16.95	$22.44	$3.46	$12.42	$8.94	$11.69	$15.18		$12.95

Leasing Commissions $
Renewal	$0.45	$0.56	$0.76	$0.60	$0.54	$0.51	$0.62	$0.49		$0.55
New	4.44	2.34	2.22	3.05	2.70	2.61	3.16	5.20		4.08
Development	2.59	2.98	1.38	4.97	1.46	2.08	3.65	3.75		3.14

Total	$1.50	$1.50	$1.76	$2.00	$1.68	$1.34	$1.78	$2.51		$2.06

Notes:
(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	YTD ’05
Cash Rents	$12.26	$12.55	$13.13	$13.20	$12.75	$15.64	$13.78	$12.30	$13.33
Concessions and Contr. Rent Incr.	0.20	0.23	0.39	0.21	0.25	0.33	0.33	0.24	0.29

Straight Line Rents	$12.45	$12.78	$13.52	$13.41	$13.00	$15.97	$14.11	$12.54	$13.61

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	3Q04	4Q04	1Q05	2Q05	3Q05	S-P
CONSOLIDATED PROPERTIES

Britt David Shopping Ctr	Columbus	GA		109.6	—	109.6	68.7%	70.0%	70.0%	75.9%	75.9%	S
Brookwood Village Ctr	Birmingham	AL		88.2	—	88.2	93.0%	93.0%	93.0%	98.3%	98.3%	S
CM Bel Air	Mobile	AL		1,333.8	334.0	999.8	95.4%	96.5%	95.9%	96.5%	96.8%	S
CM Decatur	Huntsville	AL		576.1	80.9	495.2	86.1%	86.2%	86.3%	86.2%	87.2%	S
CM Glynn Place	Brunswick	GA		507.7	225.6	282.2	59.4%	92.1%	95.3%	95.3%	87.5%	S
CM Greenville	Greenville	NC		450.3	46.1	404.3	95.9%	98.4%	97.4%	96.7%	96.4%	S
CM Lakeshore	Gainesville	GA		518.3	—	518.3	91.4%	91.3%	90.7%	93.1%	93.5%	S
CM Mayberry	Mount Airy	NC		206.9	57.8	149.0	99.0%	97.0%	92.9%	89.7%	90.8%	S
CM Myrtle Beach	Myrtle Beach	SC		475.4	—	475.4	91.6%	94.7%	93.7%	91.8%	95.3%	S
CM Staunton	Staunton	VA		423.3	—	423.3	98.3%	97.8%	96.9%	97.6%	97.6%	S
CM Valdosta	Valdosta	GA		398.9	73.7	325.2	95.8%	96.2%	93.5%	93.2%	92.8%	S
Colonial Brookwood Village	Birmingham	AL		602.5	232.0	370.5	94.4%	94.8%	94.8%	95.0%	96.8%	S
Colonial University Village	Auburn	AL		526.9	124.7	402.2	87.3%	83.5%	84.2%	83.7%	86.0%
CP Alabaster	Birmingham	AL		120.5	—	120.5					LU
CP at Portofino	Houston	TX		372.5	—	372.5			82.3%	83.3%	81.0%
CP Beechwood	Athens	GA		296.4	—	296.4	76.2%	75.3%	82.9%	95.6%	96.1%	S
CP Boulevard Square	Pembroke Pines	FL		220.7	—	220.7	94.3%	94.9%	95.4%	95.4%	97.1%
CP Burnt Store	Punta Gorda	FL		95.0	—	95.0	45.1%	96.1%	96.1%	96.1%	97.2%	S
CP Craft Farms	Gulf Shores	AL		53.2	—	53.2					LU
CP Deerfield	Deerfield Beach	FL		378.7	—	378.7	98.0%	97.6%	97.7%	98.0%	98.4%
CP Hunter’s Creek	Orlando	FL		222.1	—	222.1	50.0%	50.6%	50.6%	51.5%	51.5%	S
CP Lakewood	Jacksonville	FL		195.2	—	195.2	93.7%	87.6%	84.3%	84.3%	82.4%	S
CP Montgomery	Montgomery	AL		209.1	44.0	165.1	94.9%	75.0%	76.2%	77.1%	76.3%	S
CP Montgomery North	Montgomery	AL		209.9	101.8	108.1	95.9%	98.0%	98.0%	98.0%	98.0%	S
CP Northdale	Tampa	FL		230.9	55.0	175.9	97.5%	98.0%	98.0%	98.0%	94.3%	S
CP TownPark	Orlando	FL		199.0	—	199.0	LU	LU	87.7%	86.3%	86.4%
CP Trussville	Birmingham	AL		388.3	—	388.3	97.7%	97.7%	98.5%	100.0%	100.0%	S
CP Trussville II	Birmingham	AL		282.7	224.5	58.2	LU	97.3%	97.3%	97.3%	100.0%
CP Tutwiler Farm	Birmingham	AL		514.1	174.0	340.1	100.0%	100.0%	100.0%	100.0%	100.0%	S
CP Wekiva	Orlando	FL		208.6	—	208.6	83.3%	83.3%	83.3%	84.1%	84.9%	S
CP Winter Haven	Orlando	FL		161.6	—	161.6	74.9%	74.9%	87.7%	89.5%	87.4%
CS Bear Lake	Orlando	FL		130.4	—	130.4	91.9%	92.5%	93.5%	94.9%	88.3%	S
CS Bellwood	Montgomery	AL		88.5	—	88.5	96.7%	95.1%	100.0%	100.0%	96.7%	S
CS Clay	Birmingham	AL		66.2	—	66.2	91.5%	95.3%	95.3%	96.1%	91.9%	S
CS College Parkway	Ft. Myers	FL		78.9	—	78.9	100.0%	100.0%	100.0%	100.0%	100.0%
CS McGehee	Montgomery	AL		98.3	—	98.3	79.4%	77.6%	79.0%	81.7%	83.2%	S
CS Pines Plaza	Pembroke Pines	FL		68.2	—	68.2	100.0%	100.0%	100.0%	100.0%	100.0%
CS Quaker Village	Greensboro	NC		102.2	—	102.2	80.2%	79.9%	77.1%	78.5%	78.5%	S
CS Yadkinville	Yadkinville	NC		90.9	—	90.9	94.7%	94.7%	94.7%	96.5%	100.0%	S
Colonial Shops Colonnade	Birmingham	AL		125.5	—	125.5	50.0%	54.8%	56.0%	83.9%	83.3%	S
Kingwood Commons	Houston	TX		164.4	—	164.4	82.7%	84.9%	84.9%	85.6%	87.5%
Old Town Shopping Ctr	Montgomery	AL		38.8	—	38.8	61.3%	59.7%	67.6%	59.7%	57.4%	S
Rivermont Shopping Ctr	Chattanooga	TN		73.5	—	73.5	100.0%	100.0%	100.0%	100.0%	100.0%	S
Village on the Parkway	Dallas	TX	90%	381.2	—	381.2	96.2%	96.2%	96.5%	94.4%	92.6%

TOTAL CONSOLIDATED	44			12,083.2	1,774.0	10,309.1	88.1%	90.8%	90.8%	91.9%	91.5%

UNCONSOLIDATED
PROPERTIES
CP Hoover	Birmingham	AL	10%	380.6	215.8	164.8	98.8%	98.8%	98.8%	98.8%	98.8%	S
CP Madison	Huntsville	AL	25%	110.7	—	110.7	100.0%	100.0%	100.0%	100.0%	100.0%	S
Parkway Place	Huntsville	AL	45%	635.7	348.2	287.6	81.2%	81.9%	82.6%	83.4%	83.4%	S
CP Turkey Creek	Knoxville	TN	50%	82.7	—	82.7					LU
TOTAL UNCONSOLIDATED	4			1,209.7	563.9	645.8
UNCONSOLIDATED WTD				393.2		214.9	90.2%	90.5%	90.9%	91.3%	91.2%
FOR CLP % OWNED

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	3Q04	4Q04	1Q05	2Q05	3Q05	S-P
SOLD — LAST 5
QTRS
Orlando Fashion
Square	Orlando	FL	50%	1,083.0	361.4	721.6	92.9%
CM Gadsden	Gadsden	AL		517.0	—	517.0	96.6%	95.9%
CM Temple	Temple	TX		555.6	109.0	446.6	88.7%	90.8%	91.1%
CM Burlington	Burlington	NC		419.2	—	419.2	97.1%	97.1%	97.1%	95.5%
CM Macon	Macon	GA		1,446.4	682.2	764.2	93.6%	94.2%	92.6%	90.7%

TOTAL SOLD	5			4,021.2	1,152.6	2,943.9	93.7%	94.4%	93.3%	92.4%

THIRD-PARTY MANAGED PROPERTIES
Calico Corner	Birmingham	AL	0%	5.5		5.5
Hoover Commons	Birmingham	AL	0%	196.8		196.8
Meadowbrook Place	Huntsville	AL	0%	68.0		68.0
Plaza Centre	Madison	AL	0%	82.0		82.0

TOTAL MANAGED	4			352.3		352.3

SUMMARY

							Occupancies Weighted for CLP% Owned
Consolidated	44			12,083.2	1,774.0	10,309.1	88.1%	90.8%	90.8%	91.9%	91.5%
Unconsolidated	4			1,209.7	563.9	645.8	90.2%	90.5%	90.9%	91.3%	91.2%

Subtotal — Current Portfolio	48			13,292.9	2,338.0	10,954.8	88.3%	90.8%	90.7%	91.9%	91.5%

Managed	4			352.3	—	352.3

Total Owned & Managed	52			13,645.2	2,338.0	11,307.1

Sold	5			4,021.2	1,152.6	2,943.9	93.7%	94.4%	93.3%	92.4%

Occupancy Total Including Sold Assets							90.1%	91.4%	91.3%	91.9%	91.5%

By Property Type
(Consolidated &
Unconsolidated
Assets)
Regional Malls	12			6,655.8	1,522.9	5,133.0	90.7%	93.1%	92.4%	92.5%	92.9%
Shopping Centers	36			6,637.1	815.1	5,822.0	85.7%	88.6%	89.7%	91.2%	90.2%

Total Division	48			13,292.9	2,338.0	10,955.0	88.3%	90.8%	90.7%	91.9%	91.5%

Same-Property
Occupancy
Same-Property
Portfolio *	34			10,201.8	1,988.8	8,213.1	88.4%	90.7%	90.8%	91.9%	91.8%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF

Birmingham	AL	8	1,557	89.7%	1	165	98.8%	9	1,722	97.4%	2	202	11	1,925
Auburn	AL	1	402	86.0%				1	402	86.0%			1	402
Huntsville	AL	1	495	87.2%	2	398	88.0%	3	894	87.5%	1	68	4	962
Madison	AL										1	82	1	82
Mobile	AL	1	1,000	96.8%				1	1,000	96.8%			1	1,000
Montgomery	AL	5	499	84.5%				5	499	84.5%			5	499
Gulf Shores	AL	1	53					1	53				1	53

ALABAMA		17	4,006	88.9%	3	563	91.2%	20	4,570	92.7%	4	352	24	4,922

Orlando	FL	5	922	78.1%				5	922	78.1%			5	922
Tampa	FL	1	176	94.3%				1	176	94.3%			1	176
Ft. Myers	FL	1	79	100.0%				1	79	100.0%			1	79
Deerfield Beach	FL	1	379	98.4%				1	379	98.4%			1	379
Pembroke Pines	FL	2	289	97.7%				2	289	97.7%			2	289
Jacksonville	FL	1	195	82.4%				1	195	82.4%			1	195
Punta Gorda	FL	1	95	97.2%				1	95	97.2%			1	95

FLORIDA		12	2,134	87.7%				12	2,134	87.7%			12	2,134

Columbus	GA	1	110	75.9%				1	110	75.9%			1	110
Brunswick	GA	1	282	87.5%				1	282	87.5%			1	282
Gainesville	GA	1	518	93.5%				1	518	93.5%			1	518
Valdosta	GA	1	325	92.8%				1	325	92.8%			1	325
Athens	GA	1	296	96.1%				1	296	96.1%			1	296

GEORGIA		5	1,532	91.5%				5	1,532	91.5%			5	1,532

Greensboro	NC	1	102	78.5%				1	102	78.5%			1	102
Yadkinville	NC	1	91	100.0%				1	91	100.0%			1	91
Mount Airy	NC	1	149	90.8%				1	149	90.8%			1	149
Greenville	NC	1	404	96.4%				1	404	96.4%			1	404

NORTH CAROLINA		4	746	93.3%				4	746	93.3%			4	746

Myrtle Beach	SC	1	475	95.3%				1	475	95.3%			1	475

SOUTH CAROLINA		1	475	95.3%				1	475	95.3%			1	475

Knoxville	TN				1	83		1	83				1	83
Chattanooga	TN	1	73	100.0%				1	73	100.0%			1	73

TENNESSEE		1	73	100.0%	1	83		2	156	100.0%			2	156

Dallas	TX	1	381	92.6%				1	381	92.6%			1	381
Houston	TX	2	537	83.0%				2	537	83.0%			2	537

TEXAS		3	918	87.0%				3	918	87.0%			3	918

Staunton	VA	1	423	97.6%				1	423	97.6%			1	423

VIRGINIA		1	423	97.6%				1	423	97.6%			1	423

TOTAL		44	10,309	91.5%	4	646	91.2%	48	10,955	91.5%	4	352	52	11,307

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

COLONIAL PROPERTIES TRUST
Market Demographics
(source: Woods & Poole Economics and Bureau of Labor Statistics)

		POPULATION			JOB GROWTH		HOUSEHOLD INCOME			UNEMPLOYMENT
			Annual	Proj’d		Proj’d			Proj’d
			Growth	Growth	Growth	Growth	Mean	Growth	Growth
		2005	1990-2005	2005-2010	1990-2005	2005-2010	2005	1990-2005	2005-2010	August 05 (p)
AUBURN-OPELIKA, AL	AL	123.3	2.70%	1.40%	2.22%	1.35%	$43,051	0.19%	0.60%	3.3%
BIRMINGHAM-HOOVER, AL	AL	1,096.8	0.96%	0.87%	1.73%	1.09%	$69,534	1.78%	0.96%	3.9%
DECATUR, AL	AL	150.9	0.95%	1.00%	1.46%	1.02%	$59,738	1.20%	0.92%	4.5%
GADSDEN, AL	AL	103.9	0.27%	0.26%	0.96%	0.68%	$50,006	0.99%	0.94%	4.3%
HUNTSVILLE, AL	AL	367.0	1.65%	1.21%	1.58%	1.23%	$66,671	0.85%	0.88%	3.4%
MOBILE, AL	AL	404.6	0.45%	0.37%	1.50%	0.68%	$55,102	1.24%	0.92%	4.7%
MONTGOMERY, AL	AL	361.9	1.22%	0.99%	1.88%	1.25%	$63,427	1.10%	0.82%	4.2%
PHOENIX-SCOTTSDALE, AZ	AZ	3,779.5	4.54%	2.45%	4.84%	2.61%	$84,475	3.17%	3.51%	4.2%
TUCSON, AZ	AZ	931.3	2.62%	1.78%	3.34%	1.94%	$57,833	1.51%	1.05%	4.6%
GAINESVILLE, FL	FL	246.0	1.85%	1.23%	2.44%	1.42%	$56,145	1.13%	0.75%	3.0%
JACKSONVILLE, FL	FL	1,239.0	2.19%	1.64%	2.56%	1.67%	$70,425	1.36%	0.87%	3.8%
MIAMI-FT. LAUDERDALE	FL	5,464.0	2.26%	1.63%	2.61%	1.69%	$90,897	1.22%	0.82%	4.2%
ORLANDO, FL	FL	1,880.2	3.44%	2.27%	3.96%	2.43%	$65,730	1.17%	0.96%	3.5%
PUNTA GORDA, FL	FL	163.9	3.02%	3.10%	4.70%	3.01%	$52,844	0.66%	0.88%	3.6%
SARASOTA-BRADENTON, FL	FL	667.9	2.36%	2.36%	4.17%	2.69%	$78,498	1.45%	1.36%	3.1%
TAMPA-ST. PETERSBURG, FL	FL	2,600.1	1.68%	1.40%	3.19%	1.79%	$64,238	1.62%	1.00%	3.7%
ATHENS, GA	GA	179.1	2.05%	1.48%	2.51%	1.54%	$54,543	1.10%	0.82%	4.1%
ATLANTA, GA	GA	4,784.7	3.65%	1.77%	3.62%	1.69%	$83,931	2.03%	0.88%	5.2%
AUGUSTA, GA	GA	521.4	1.26%	0.91%	1.06%	1.07%	$60,411	0.69%	0.85%	6.2%
BRUNSWICK, GA	GA	98.9	1.33%	1.24%	2.02%	1.47%	$61,761	1.59%	0.68%	4.5%
COLUMBUS, GA-AL	GA	286.5	0.49%	0.40%	1.35%	0.92%	$63,339	1.98%	1.18%	5.9%
GAINESVILLE, GA	GA	158.3	4.30%	1.28%	3.86%	1.50%	$68,271	1.96%	1.10%	4.3%
MACON, GA	GA	227.9	0.67%	0.44%	1.27%	0.77%	$63,423	1.54%	0.90%	5.7%
SAVANNAH, GA	GA	307.6	1.24%	0.83%	1.83%	0.99%	$68,737	1.65%	0.92%	4.5%
VALDOSTA, GA	GA	125.3	1.71%	1.09%	2.15%	1.22%	$52,494	1.13%	0.70%	4.2%
JACKSON, MS	MS	522.5	1.11%	1.09%	2.15%	1.41%	$66,051	2.10%	1.02%	6.0%
ALBUQUERQUE, NM	NM	822.3	2.09%	1.70%	2.90%	1.73%	$63,502	1.54%	0.83%	4.9%
LAS VEGAS, NV	NV	1,672.7	8.08%	2.98%	8.16%	3.17%	$72,812	1.44%	1.24%	4.0%
ASHVILLE, NC	NC	393.87	1.82%	1.29%	2.18%	1.41%	$57,949	1.26%	0.77%	4.4%
BURLINGTON, NC	NC	140.0	1.92%	0.97%	1.55%	1.09%	$60,761	1.31%	0.87%	6.4%
CHARLOTTE,NC	NC	1489.89	2.97%	1.78%	2.89%	1.70%	$76,608	1.68%	0.48%	5.3%
DURHAM, NC	NC	461.04	2.19%	1.54%	2.68%	2.09%	$82,310	1.67%	0.64%	4.7%
GREENSBORO, NC	NC	673.1	1.60%	0.75%	1.35%	0.93%	$64,423	0.99%	0.75%	5.5%
GREENVILLE, NC	NC	165.3	2.18%	1.72%	2.60%	1.73%	$56,639	1.05%	0.67%	6.5%
MOUNT AIRY, NC	NC	8.2	0.04%	-0.47%			$41,653
RALEIGH-CARY, NC	NC	919.2	4.50%	2.17%	4.05%	2.05%	$79,351	1.95%	0.51%	4.3%
WILMINGTON, NC	NC	306.14	3.46%	2.06%	4.21%	2.17%	$57,584	1.45%	1.01%	4.3%
WINSTON_SALEM, NC	NC	449.25	1.59%	1.13%	1.48%	1.33%	$68,549	1.06%	0.80%	4.9%
CHARLESTON, SC	SC	586.89	1.02%	1.36%	1.32%	1.76%	$61,241	0.94%	0.84%	5.2%
GREENVILLE, SC	SC	594.4	1.68%	1.09%	1.73%	1.30%	$62,809	1.28%	0.93%	5.5%
MYRTLE BEACH, SC	SC	219.8	3.43%	2.06%	3.70%	2.17%	$53,275	1.01%	0.80%	4.4%
CHATTANOOGA, TN-GA	TN	493.2	0.91%	0.72%	1.78%	1.01%	$62,589	1.38%	0.92%	4.7%
AUSTIN-ROUND ROCK, TX	TX	1,477.8	4.90%	2.88%	6.01%	3.01%	$82,136	3.63%	1.14%	4.3%
DALLAS/FT. WORTH, TX	TX	5809.24	2.98%	1.85%	3.26%	1.85%	$84,989	2.12%	0.95%	5.0%
HOUSTON, TX	TX	5,245.0	2.55%	1.63%	2.76%	1.69%	$90,106	2.53%	0.72%	5.2%
KILLEEN-TEMPLE-FORT HOOD, TX	TX	352.7	2.06%	1.38%	2.70%	1.57%	$59,445	1.63%	0.69%	5.2%
SAN ANTONIO, TX	TX	1,882.9	2.23%	1.69%	3.36%	2.04%	$69,211	1.95%	0.91%	4.8%
CHARLOTTESVILLE, VA	VA	186.54	1.91%	1.36%	2.35%	1.52%	$69,488	1.15%	0.55%	3.2%
RICHMOND, VA	VA	1168.4	2.59%	1.20%	1.62%	1.19%	$73,882	1.10%	0.71%	4.0%
STAUNTON, VA	VA	23.1	-0.34%	0.60%			$50,422
VIRGINIA BEACH, VA	VA	1663.18	0.94%	0.60%	1.21%	1.29%	$67,677	1.15%	0.90%	4.3%

SUNBELT STATES*		105,097.0	1.97%	1.39%	2.50%	1.59%	$63,814	1.55%	0.87%	3.6%
UNITED STATES		297,153.3	1.27%	0.99%	1.75%	1.26%	$74,541	1.55%	0.91%	4.9%
(source: Claritas)

		POPULATION			HOUSEHOLD INCOME			UNEMPLOYMENT
				Proj’d			Proj’d
			Growth	Growth	Average	Growth	Growth
		2005	1990-2000	2005-2010	2004	2000-2004	2004-2009
Locust	NC	2.6	6.8%	6.1%	$59,026
Bluffton	SC	1.8	30.0%	26.3%	$56,590
Fredericksburg, VA	VA	20.862	1.4%	8.4%	$58,628

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

TURNOVER RATE:	The percentage of multifamily units that became available for rent during the 12-month period ending on the date indicated.